                        NATIONWIDE LIFE INSURANCE COMPANY

           Flexible Premium Variable Universal Life Insurance Policies

             Issued by Nationwide Life Insurance Company through its
                       Nationwide VLI Separate Account-5

                   The date of this prospectus is May 1, 2001

--------------------------------------------------------------------------------

This prospectus contains basic information you should know about the policies before investing. Please read it and keep it for future reference.

The following underlying mutual funds are available under the policies:

W&R TARGET FUNDS, INC.
     -        Asset Strategy Portfolio
     -        Balanced Portfolio
     -        Bond Portfolio
     -        Core Equity Portfolio
     -        Growth Portfolio
     -        High Income Portfolio
     -        International Portfolio
     -        Limited-Term Bond Portfolio
     -        Money Market Portfolio
     -        Science and Technology Portfolio
     -        Small Cap Portfolio
     -        Value Portfolio

For general information or to obtain FREE copies of the:

     - prospectus, annual report or semi-annual report for any underlying mutual fund; and
     -        any required Nationwide forms,

call:
         1-800-547-7548

     TDD 1-800-238-3035

or write:

     NATIONWIDE LIFE INSURANCE COMPANY
     P.O. BOX 182150
     COLUMBUS, OHIO 43218-2150

Material incorporated by reference in this prospectus can be found on the SEC website at:

                                   www.sec.gov

THIS POLICY:
-        IS NOT A BANK DEPOSIT
-        IS NOT FDIC INSURED
-        IS NOT INSURED OR ENDORSED BY A BANK OR ANY FEDERAL GOVERNMENT AGENCY
-        IS NOT AVAILABLE IN EVERY STATE
-        MAY GO DOWN IN VALUE

The life insurance policies offered by this prospectus are flexible premium variable universal life insurance policies (flexible premium variable adjustable life insurance policies in Puerto Rico). They provide flexibility to vary the amount and frequency of premium payments. A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

The purpose of this policy is to provide life insurance protection for the beneficiary named in the policy. No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VLI Separate Account-5 (the "variable account") or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing money.

Nationwide guarantees the death benefit for as long as the policy is in force. The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Nationwide guarantees to keep the policy in force so long as minimum premium requirements have been met.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS

ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

MATURITY DATE- The policy anniversary on or next following the insured's 100th birthday.

MINIMUM REQUIRED DEATH BENEFIT- The lowest death benefit which will qualify the policy as life insurance under Section 7702 of the Internal Revenue Code.

NATIONWIDE- Nationwide Life Insurance Company.

NET AMOUNT AT RISK- The death benefit minus the cash value. On the monthly anniversary date, the net amount at risk is the death benefit minus the cash value prior to subtraction of the base policy cost of insurance charge.

NET PREMIUMS- The actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SEC GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under reasonable mortality and expense charges with an annual effective interest rate of 5%. It is calculated pursuant to Rule 6e-3(T) of the Investment Company Act of 1940.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

VALUATION PERIOD- Each day the New York Stock Exchange is open.

VARIABLE ACCOUNT- Nationwide VLI Separate Account-5, a separate account of Nationwide that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS....................................2

SUMMARY OF POLICY EXPENSES...................................4

UNDERLYING MUTUAL FUND ANNUAL EXPENSES.......................5

SYNOPSIS OF THE POLICIES.....................................5

NATIONWIDE LIFE INSURANCE COMPANY............................6

WADDELL & REED, INC..........................................6

INVESTING IN THE POLICY......................................6
     The Variable Account and Underlying Mutual Funds
     The Fixed Account

INFORMATION ABOUT THE POLICIES...............................8
     Minimum Requirements for Policy Issuance
     Premium Payments
     Pricing

POLICY CHARGES...............................................8
     Sales Load
     Tax Expense Charges
     Surrender Charge
     Monthly Cost of Insurance
     Monthly Administrative Charge
     Mortality and Expense Risk Charge
     Income Tax
     Reduction of Charges

SURRENDERING THE POLICY FOR CASH............................12
     Surrenders (Redemptions)
     Cash Surrender Value
     Partial Surrenders
     Income Tax Withholding

VARIATION IN CASH VALUE.....................................13

POLICY PROVISIONS...........................................13
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY.....................................14
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers

RIGHT TO REVOKE.............................................15

POLICY LOANS................................................16
     Taking a Policy Loan
     Effect on Investment Performance
     Loan Interest
     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT..................................................17

POLICY OWNER SERVICES.......................................17
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION...................................17
     Calculation of the Death Benefit
     Changes in the Death Benefit Option
     Proceeds Payable on Death
     Incontestability
     Error in Age or Sex
     Suicide
     Maturity Proceeds

EXCHANGE RIGHTS.............................................18

GRACE PERIOD AND GUARANTEED POLICY CONTINUATION PERIOD......18
     Grace Period
     Guaranteed Policy Continuation Period
     Reinstatement

TAX MATTERS.................................................19
     Policy Proceeds
     Withholding
     Federal Estate and Generation-Skipping
         Transfers Taxes
     Non-Resident Aliens
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS........................................22

STATE REGULATION............................................22

REPORTS TO POLICY OWNERS....................................22

ADVERTISING.................................................23

LEGAL PROCEEDINGS...........................................23

EXPERTS.....................................................23

REGISTRATION STATEMENT......................................23

DISTRIBUTION OF THE POLICIES................................23

ADDITIONAL INFORMATION ABOUT
     NATIONWIDE.............................................25

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS..........32

APPENDIX B: ILLUSTRATION OF SURRENDER CHARGES...............33

APPENDIX C: ILLUSTRATIONS OF CASH VALUES, CASH
     SURRENDER VALUES, AND DEATH BENEFITS ..................35

APPENDIX D: PERFORMANCE SUMMARY
     INFORMATION............................................50

SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, providing life insurance protection, and assuming the mortality and expense risks.

Nationwide deducts a sales load and a premium expense charge from premium payments. The current sales load is 0.5% of each premium payment and is guaranteed never to exceed 2.5% of each premium payment. The premium expense charge is approximately 3.5% of premiums for all states (see "Sales Load" and "Premium Expense Charge").

Nationwide deducts the following charges from the cash value of the policy:

     - monthly cost of insurance;
     - monthly cost of any additional benefits provided by riders to the policy;
     - monthly administrative expense charge; and
     - monthly mortality and expense risk charge.

The mortality and expense charge is assessed as follows:


  VARIABLE CASH VALUE     YEARS 1 THROUGH 15     YEARS 16 AND AFTER
        AMOUNT
     First $25,000               0.60%                  0.60%

     Next $225,000               0.30%                  0.10%

     Amount Over
       $250,000                  0.10%                  0.10%

For policies which are surrendered during the first 9 policy years (first 14 years in Pennsylvania), Nationwide deducts a surrender charge (see "Surrender Charges").

For more information about any policy charge, see "Policy Charges" in this prospectus.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
             (as a percentage of underlying mutual fund net assets)

                                          Management       Other        12b-1          Total
                                             Fees        Expenses        Fees        Underlying
                                                                                    Mutual Fund
                                                                                      Expenses
Asset Strategy Portfolio                     0.70%         0.13%        0.23%          1.06%
Balanced Portfolio                           0.70%         0.05%        0.25%          1.00%
Bond Portfolio                               0.53%         0.06%        0.25%          0.84%
Core Equity Portfolio                        0.70%         0.03%        0.25%          0.98%
Growth Portfolio                             0.69%         0.02%        0.25%          0.96%
High Income Portfolio                        0.63%         0.08%        0.25%          0.96%
International Portfolio                      0.85%         0.13%        0.25%          1.23%
Limited-Term Bond Portfolio                  0.50%         0.15%        0.25%          0.90%
Money Market Portfolio                       0.40%         0.10%        0.25%          0.75%
Science and Technology Portfolio             0.85%         0.04%        0.25%          1.14%
Small Cap Portfolio                          0.85%         0.03%        0.25%          1.13%
Value Portfolio*                             0.70%         0.10%        0.25%          1.05%

*Estimated fee expenses

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide. None of the underlying mutual funds are subject to fee waivers/expense reimbursements.

SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on the insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

If the policy is terminated during the insured's lifetime, a cash surrender value may be payable under the policy. However, there is no guaranteed cash surrender value (see "Variation in Cash Value"). The policy will lapse without value if the cash surrender value falls below what is needed to cover policy charges. Nationwide will keep the policy in force during the guaranteed policy continuation period provided premium requirements are met (see "Grace Period and Guaranteed Policy Continuation Period" and "Minimum Requirements for Policy Issuance").

PREMIUMS

The minimum initial premium for which a policy may be issued is equal to three times the initial minimum monthly premium. The initial premium is shown on the policy data page. Each premium payment must be at least $50.

Additional premium payments may be made at any time while the policy is in force, subject to certain restrictions (see "Premium Payments").

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).

Riders currently include:
-        Accidental Death Benefit Rider;
-        Additional Protection Rider (not available in New York);
-        Change of Insured Rider;

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

- Child Rider;
- Long Term Care Rider;
- Premium Waiver Rider; and
- Maturity Extension Endorsement (not available in New York);
- Maturity Extension for Specified Amount (not available in New York);
- Spouse Rider; and
- Waiver of Monthly Deductions Rider.

POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods in accordance with applicable law and Nationwide will refund the policy value or the amount required by law. In New York, Nationwide will refund any premiums paid (see "Right to Revoke").

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1929 with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide offers variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of Nationwide.

WADDELL & REED, INC.

The policies are distributed by Waddell & Reed, Inc. ("Waddell & Reed"), located at 6300 Lamar Ave., Overland Park, KS 66202.

INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VLI Separate Account-5 is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on May 21, 1998, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and in general are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and objectives. However the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy may be converted to a substantially comparable general account life insurance policy offered by Nationwide. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy

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

change or 60 days (6 months in Pennsylvania) from being informed of the change to make the conversion. Nationwide will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the policy converted on the date of the conversion.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible prior to the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate and/or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occur:

         (1) shares of a current underlying mutual fund option are no longer available for investment; or

         (2) further investment in an underlying mutual fund option is inappropriate.

No substitution, elimination, and/or combination of shares may take place without the prior approval of the SEC.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts. The general account is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks.

The general account is not subject to the same laws as the variable account and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, information relating to the fixed account is subject to federal securities laws relating to the accuracy and completeness of statements made by prospectus disclosure.

Premium payments will be allocated to the fixed account at the election of the policy owner.

The investment income earned by the fixed account will be allocated to the policies at varying rate(s) set by Nationwide. Current rates are set at the beginning of each calendar quarter. The guaranteed rate for any premium payment will be effective for not less than 3 months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The policy owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

New premium payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR POLICY ISSUANCE

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. Minimum requirements for policy issuance include:

    (1)      the insured must be 85 (80 in New York) or younger;

    (2) Nationwide may require satisfactory evidence of insurability (including a medical exam);

    (3) a minimum specified amount of $50,000 for non-preferred policies ($100,000 for non-preferred policies in Pennsylvania, New Jersey, Texas Alabama Indiana, Maryland, North Dakota and New York); and

    (4)      $100,000 for preferred policies.

PREMIUM PAYMENTS

Each premium payment must be at least $50. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while the insured is still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

     - Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk;

     - during the guaranteed policy continuation period, the total premium payments, less any policy indebtedness and less any partial surrenders, must be greater than or equal to the sum of the minimum monthly premiums in order to guarantee that the policy remain in force. (The minimum monthly premiums are shown in the policy data page);

     - premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded; and

     - Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.


Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

Nationwide will send scheduled premium payment reminder notices to policy owners according to the premium mode shown on the policy data page.

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-        New Year's Day            -        Independence Day
-        Martin Luther King, Jr.   -        Labor Day Day
-        Presidents' Day           -        Thanksgiving
-        Good Friday               -        Christmas
-        Memorial Day

Nationwide also will not price premiums if:

     (1)  trading on the New York Stock Exchange is restricted;

     (2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

     (3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, policy value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

SALES LOAD

Nationwide deducts a sales load from each premium payment received. The sales load is guaranteed never to exceed 2.5% of each premium payment. Currently, for all policy years the sales load is 0.5% of each premium payment.

The total sales load actually deducted from any policy will be equal to the sum of this front-end sales load plus any sales surrender charge.

TAX EXPENSE CHARGES

A charge equal to 3.5% is deducted from all premium payments when the premium payments are received in order to compensate Nationwide for certain administrative expenses which are incurred by

Nationwide for taxes. Such taxes include premium or other taxes imposed by various state and local jurisdictions, as well as federal taxes imposed under
Section 848 of the Internal Revenue Code. These tax expenses consist of two components:

     (1)  a tax rate of 2.25% for state and local premium or other taxes; and

     (2)  a tax rate of 1.25% for federal taxes.

The amount charged may be more or less than the amount actually assessed by the state in which a particular policy owner lives.

Nationwide does not expect to make a profit from these charges.

SURRENDER CHARGE

Nationwide deducts a surrender charge from the cash value of any policy surrendered during the first 9 years (first 14 years in Pennsylvania). The charge is deducted proportionally from the cash value in each sub-account and the fixed account.

The maximum initial surrender charge varies by issue age, sex, specified amount and underwriting classification. The surrender charge is calculated based on the initial specified amount. The following tables illustrate the maximum initial surrender charge per $1,000 of initial specified amount for policies which are issued on a standard basis (see Appendix B for specific examples).

                    INITIAL SPECIFIED AMOUNT $50,000-$99,999*

      ISSUE       MALE       FEMALE       MALE       FEMALE
        AGE   NON-TOBACCO  NON-TOBACCO  STANDARD    STANDARD
        25       $7.773       $7.518      $8.369      $7.818
        35       $8.817       $8.396      $9.811      $8.889
        45      $12.185      $11.390     $13.884     $12.164
        55      $15.628      $13.995     $18.410     $15.106
        65      $22.274      $19.043     $26.559     $20.607

*Specified amounts of less than $100,000 are not available in New York or New Jersey.

              INITIAL SPECIFIED AMOUNT $100,000 OR MORE

      ISSUE        MALE        FEMALE       MALE       FEMALE
        AGE    NON-TOBACCO   NON-TOBACCO  STANDARD    STANDARD
         25       $5.773        $5.518      $6.369      $5.818
         35       $6.817        $6.396      $7.811      $6.889
         45       $9.685        $8.890     $11.384      $9.664
         55      $13.128       $11.495     $15.910     $12.606
         65      $21.274       $18.043     $25.559     $19.607



The surrender charge is comprised of two components:

-        an underwriting component; and
-        sales component.

The underwriting component varies by issue age in the following manner:

                       $1,000 OF INITIAL SPECIFIED AMOUNT

              ISSUE AGE   SPECIFIED AMOUNTS     SPECIFIED AMOUNTS
                         LESS THAN $100,000*     $100,000 OR MORE
                0-35           $6.00                   $4.00

                36-55          $7.50                   $5.00

                56-85          $7.50                   $6.50

*Specified amounts of less than $100,000 are not available in New York or New Jersey.

The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing policies, including the costs of:

     -    processing applications;
     -    conducting medical exams;
     -    determining insurability and the insured's underwriting class; and
     -    establishing policy records.

The remainder of the surrender charge that is not attributable to the underwriting component represents the sales component. In no event will the sales component exceed 26.5% of the lesser of the SEC guideline level premium required in the first year or the premiums actually paid in the first year. The purpose of the sales component is to reimburse Nationwide for some of the expenses incurred in the distribution of the policies. Nationwide also deducts 0.5% of each premium payment for sales load and is guaranteed never to exceed 2.5% of each premium payment.

The surrender charge may be insufficient to recover certain expenses related to the sale of the policies. Unrecovered expenses are borne by Nationwide's general assets which may include profits, if any, from the mortality and expense risk charge. Additional premiums and/or income earned on assets in the variable account have no effect on these charges.

Increases in Specified Amount

Policies surrendered during the first 9 policy years (first 14 policy years in Pennsylvania) following an increase in the specified amount will incur a surrender charge associated with the increase. This surrender charge is comprised of an underwriting component and sales component. The maximum initial surrender charge associated with the increase is based on the insured's attained age at the time of the increase, the underwriting classification of the increase, the insured's sex, and the amount of the increase in specified amount. The actual initial surrender charge associated with the increase is based upon the maximum initial surrender charge and the premium received within one year of the increase in specified amount.

Increases that are caused by a change in a death benefit option that do not change the net amount at risk are not subject to a surrender charge. The surrender charge associated with the increase in the specified amount for policy years following the increase in the specified amount is calculated as a percentage of the initial surrender charge.

The following table illustrates the maximum initial surrender charge per $1,000 of specified amount increase for policies increasing coverage on a standard basis. This charge reflects both the underwriting and sales component.


              MALE        FEMALE      MALE      FEMALE
ISSUE AGE  NON-TOBACCO  NON-TOBACCO STANDARD    STANDARD
   25        $3.464       $3.311      $3.821     $3.491
   35        $4.090       $3.837      $4.686     $4.133
   45        $5.811       $5.334      $6.830     $5.798
   55        $7.877       $6.897      $9.546     $7.563
   65       $12.764      $10.826     $15.335    $11.764
   75       $20.787      $17.389     $24.236    $18.682
   80       $27.309      $23.309     $30.707    $24.647

Reduction in Specified Amount

Decreases in specified amount requested by a policy owner will incur a proportional surrender charge. This proportion is equal to the decrease in specified amount divided by the specified amount prior to the decrease. In the case of a policy with prior increases, these fractional surrender charges will be calculated separately for the initial specified amount and each increase in specified amount. For a policy with prior increases in specified amounts, these decreases will be made on a last in first out ("LIFO") basis and therefore decrease each segment in reverse order of its effective date.

Decreases in the specified amount resulting from a partial surrender or a death benefit option change that do not change the net amount risk will not incur a proportional surrender charge.

Reductions to Surrender Charges

Surrender charges are reduced in subsequent policy years as follows:



 COMPLETED NUMBER OF     SURRENDER CHARGE AS A % OF
    POLICY YEARS          INITIAL SURRENDER CHARGES
          0                         100%
          1                         100%
          2                          90%
          3                          80%
          4                          70%
          5                          60%
          6                          50%
          7                          40%
          8                          30%
     9 and after                     0%

The surrender charge is reduced by any partial surrender charge actually paid on previous decreases in specified amount.

For the initial specified amount, a completed policy year (in the chart above) is measured from the issue date. For any increase in specified amount, a completed policy year (in the chart above) is measured from the effective date of the increase.

Special guaranteed maximum surrender charges apply in Pennsylvania (see "Appendix B").

MONTHLY COST OF INSURANCE

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

If death benefit Option 1 or Option 3 (Option 3 is not available in New York) is in effect and there have been increases in the specified amount, then the cash value will first be considered a part of the initial specified amount. If the cash value exceeds the initial specified amount, the excess will then be considered a part of the additional increases in specified amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates for policies issued on specified amounts less than $100,000 are based on the 1980 Commissioners' Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for policies issued on specified amounts $100,000 or more are based on the 1980 Commissioners' Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the guaranteed cost of insurance rate on a standard basis. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.

Mortality tables are unisex for:

     -    policies issued in the State of Montana; and

     - group or sponsored arrangements (including employees of Nationwide and their family members).

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a "non-medical" basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non-medical basis, actual rates will be higher than the current cost of insurance rates being charged under policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts an administrative expense charge proportionately from the cash value in each sub-account and the fixed account on a monthly basis. This charge reimburses Nationwide for certain expenses related to the maintenance of the policies including accounting and record keeping, and periodic reporting to policy owners. Currently, this charge is $10 per month in the first year, and $5 per month in renewal years. Nationwide may, at its sole discretion, increase this charge. However, Nationwide guarantees that this charge will never exceed $10 per month in the first year and $7.50 per month in renewal years.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issuance, underwriting and other administrative expenses due to policies that lapse or are surrendered in early policy years.

Nationwide deducts the mortality and expense risk charge from the variable account on a monthly basis. Mortality and expense risk deductions will be charged proportionally to the cash value in each sub-account. The mortality and expense risk charge compensates Nationwide for assuming risks associated with mortality and administrative costs. The mortality and expense risk charge is assessed on a monthly basis as follows:


  VARIABLE CASH VALUE          COMPLETED              COMPLETED
        AMOUNT            YEARS 1 THROUGH 15     YEARS 16 AND AFTER
     First $25,000               0.60%                  0.60%
     Next $225,000               0.30%                  0.10%
     Over $250,000               0.10%                  0.10%

Policy owners receive quarterly and annual statements advising policy owners of the cancellation of accumulation units for mortality and expense risk charges.

These charges are all guaranteed. Nationwide may realize a profit from this charge.

INCOME TAX

No charge is assessed to policy owners for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges) where the size or nature of the group results in savings to Nationwide with respect to sales, underwriting, administrative or other costs. These charges may be reduced in certain group or sponsored arrangements made available by Nationwide (including employees of Nationwide and their families).

Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

     -    the number of insureds;

     -    the total premium expected to be paid;

     -    total assets under management for the policy owner;

     -    the nature of the relationship among individual insureds;

     -    the purpose for which the policies are being purchased;

     -    the expected persistency of individual policies; and

     - any other circumstances which are rationally related to the expected reduction in expenses.
                                       11

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDERS (REDEMPTIONS)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. In some cases, Nationwide may require additional documentation of a customary nature.

Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to 6 months from the date of the surrender request.

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, which may also include a surrender charge.

PARTIAL SURRENDERS

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

     (1)  the minimum partial surrender is $200;

     (2) partial surrenders may not reduce the specified amount below the minimum specified amount;

     (3) during the first 10 policy years, the maximum amount of a partial surrender cannot exceed 10% of cash surrender value as of the beginning of the policy year;

     (4) beginning with the 11th policy year, the maximum amount of a partial surrender is the cash surrender value less the greater of $500 or three monthly deductions; and

     (5) after the partial surrender, the policy continues to qualify as life insurance.

When a partial surrender is made, the cash value will be reduced by the amount of the partial surrender. Further, the specified amount will be reduced by the amount necessary to prevent any increase to the net amount at risk, unless the partial surrender is treated as a preferred partial surrender.

Preferred Partial Surrenders

A partial surrender is considered a preferred partial surrender if:

     (1)  the surrender occurs before the 15th policy anniversary; and

     (2) the surrender amount plus the amount of any previous preferred policy surrenders in that same policy year does not exceed 10% of the cash surrender value as of the beginning of the policy year.

Reduction of the Specified Amount

When a partial surrender is made, in addition to the cash value being reduced by the amount of the partial surrender, the specified amount may also be reduced (except in the case of a preferred partial surrender). The reduction to the specified amount will be made in the following order:

     (1)  against the most recent increase in the specified amount;

     (2) against the next most recent increases in the specified amount in succession; and

     (3)  against the specified amount under the original application.

Nationwide reserves the right to deduct a fee from the partial surrender amount. The maximum fee is $25 or 5% of the partial surrender amount, whichever is less. Preferred partial surrenders are not subject to this fee. Certain partial surrenders may result in currently taxable income and tax penalties.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax adviser.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

     (1)  the value each year of the life insurance protection provided;

     (2)  an amount equal to any employer-paid premiums; or

     (3) some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals the cash value on the preceding valuation period, plus any net premium applied since the previous valuation period, minus any partial surrenders, plus or minus any investment results, minus any surrender charge for decreases in specified amount, and less any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

POLICY PROVISIONS

POLICY OWNER

While the insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while the insured is living. Any change must be in a written form satisfactory to Nationwide and received at Nationwide's home office. Once received, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before the change was received. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner is other than the insured, names no contingent policy owner, and dies before the insured, the policy owner's rights in the policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while the insured is living. Any change must be in a written form satisfactory to Nationwide and received at Nationwide's home office. Once received, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before the change was received.

If any beneficiary predeceases the insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives the insured, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Specified Amount Increases

After the first policy year, the policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

     (1)  the request must be made in writing;

     (2)  satisfactory evidence of insurability must be provided;

     (3)  the increase must be for a minimum of $10,000;

     (4) the cash surrender value is sufficient to keep the policy in force for at least 3 months; and

     (5) the age at the time of increase must satisfy the same age requirements as new issues.

Any approved increase will have an effective date of the monthly anniversary date on or next following the date Nationwide approves the supplemental application. Nationwide reserves the right to limit the number of specified amount increases to one each policy year.

Specified Amount Decreases

After the first policy year, the policy owner may also request a decrease to the specified amount. Any approved decrease will be effective on the monthly anniversary date on or next following the date

Nationwide receives the request. Any such decrease will reduce the insurance in the following order:

     (1)  against insurance provided by the most recent increase;

     (2)  against the next most recent increases successively; and

     (3)  against insurance provided under the original application.

Nationwide reserves the right to limit the number of specified amount decreases to one each policy year. Nationwide will refuse a request for a decrease which would:

     (1)  reduce the specified amount to less than the minimum specified amount;
          or

     (2)  disqualify the policy as a contract for life insurance; or

     (3)  result in both:

          (a)  a negative guideline single premium; and

          (b) an aggregate guideline level premium that would be negative at any time prior to the maturity of the policy.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account, as instructed by policy owners. All percentage allocations must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.

Premiums allocated to a sub-account on the application are allocated to the W&R Target Funds, Inc. - Money Market Portfolio during the period in which the policy owner may cancel the policy, unless a specific state requires premiums to be allocated to the fixed account. (In New York, premiums are allocated to either the W&R Target Funds, Inc. - Money Market Portfolio or the fixed account based on the policy owner's election.) At the expiration of this period, the premiums are used to purchase units of the sub-accounts which correspond to shares of the underlying mutual funds specified by the policy owner. Shares of the underlying mutual funds are purchased at net asset value, then converted into unit values for purposes of determining the policy owner's interest in the sub-account(s).

The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus. Net premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Transfers").

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period.

NET INVESTMENT FACTOR

The net investment factor for any valuation period is determined by dividing (a) by (b) where:

(a)  is the sum of:

     (1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

     (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period).

(b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period.

Based on the change in the net investment factor, the value of an accumulation unit may increase or decrease. Changes in the net investment factor may not be directly proportional to changes in the net asset value of underlying mutual fund shares, because of the deduction for mortality and expense risk charge, and any charge or credit for tax reserves.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account. Nationwide will determine the value of the assets in a variable account at the end of each valuation period. The cash value will be determined at least monthly.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 3%. (For a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans.") Upon request, Nationwide will inform the policy owner of the current applicable rates for each account.

TRANSFERS

Policy owners can transfer allocations without penalty or adjustment subject to the following conditions:

     - Nationwide reserves the right to restrict transfers between the fixed account and the sub-accounts to one per policy year;

     - transfers made to the fixed account may not be made in the first policy year;

     - Nationwide reserves the right to restrict the amount transferred from the fixed account to 20% of that portion of the cash value attributable to the fixed account as of the end of the previous policy year (subject to state restrictions). Policy owners who have entered into Dollar Cost Averaging agreements with Nationwide may transfer under the terms of that agreement;

     - Nationwide reserves the right to restrict the amount transferred to the fixed account to 20% of that portion of cash value attributable to the sub-accounts as of the close of business of the prior valuation period; and

     - Nationwide reserves the right to refuse a transfer to the fixed account if the fixed account value is greater than or equal to 30% of the total policy value.

Transfer Requests

Nationwide will accept transfer requests in writing, over the telephone or via the internet. Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone and/or internet exchange privileges upon 30 days written notice to policy owners.

Market-Timing Firms

Some policy owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market-timing firms will submit transfer requests on behalf of multiple policy owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with the ability of Nationwide or the underlying mutual fund to process transactions. This can potentially disadvantage policy owners not using market-timing firms. To avoid this, Nationwide may modify the transfer rights of policy owners who use market-timing firms (or other third parties) to initiate transfers on their behalf.

The transfer rights of individual policy owners will not be modified in any way when instructions are submitted directly by the policy owner, or by the policy owner's representative (as authorized by the execution of a valid Nationwide Limited Power of Attorney Form).

To protect policy owners, Nationwide may refuse transfer requests:

     - submitted by any agent acting under a power of attorney on behalf of more than one policy owner; or

     - submitted on behalf of individual policy owners who have executed pre-authorized exchange forms which are submitted by market-timing firms (or other third parties) on behalf of more than one policy owner at the same time.

Nationwide will not restrict transfer rights unless Nationwide believes it to be necessary for the protection of all policy owners.

RIGHT TO REVOKE

A policy owner may cancel the policy by returning it by the latest of:

     -    10 days after receiving the policy;

     -    45 days after signing the application; or

     -    10 days after Nationwide delivers a Notice of Right of Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. (In New York, Nationwide will refund any premiums paid.) The refunded policy value will reflect the deduction of any policy charges, unless otherwise required by law. This right varies by state.

POLICY LOANS

TAKING A POLICY LOAN

The policy owner may take a policy loan at any time using the policy as security. In states other than New York, maximum policy indebtedness is limited to cash value attributable to both fixed and policy loan accounts, and 90% of the cash value of the variable account, less any surrender charges. In New York, maximum policy indebtedness is limited to 90% of the cash value attributable to the fixed account, policy loan account, and variable account, less any surrender charges. Nationwide will not grant a loan for an amount less than $200. Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in written form. The request must be signed. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from the sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

LOAN INTEREST

The annual effective loan interest rate charged on policy loans is 3.9%.

On a current basis, the cash value in the policy loan account is credited with an annual effective rate of 3% during policy years 1 through 10 and an annual effective rate of 3.9% during the 11th and subsequent policy years. Nationwide may change the current interest crediting rate on the policy loans at any time at its sole discretion. However, the crediting rate is guaranteed never to be lower than 3% during policy years 1 through 10 and 3.65% during the 11th and subsequent policy years.

Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law if it is determined that such loans will be treated, as a result of the difference between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which Nationwide considers more likely to result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to the variable account or the fixed account on each policy anniversary, at the time a new loan is requested, or at the time of loan repayment. The earned interest will be allocated according to the fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value less any surrender charges, and if the guaranteed policy continuation provision is not in effect, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value less any surrender charges plus an amount sufficient to continue the policy in force for 3 months. Alternatively, if the policy is in the guaranteed policy continuation period, a payment which will bring the guaranteed policy continuation provision into effect will be considered sufficient if such an amount is less than the premium required to bring the cash surrender value to zero and cover 3 months of deductions.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a premium payment, rather than a loan repayment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While the insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and received at Nationwide's home office. Prior to being received, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted, nor is Nationwide responsible for the sufficiency of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being received.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. This program is not available in the State of New York. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the W&R Target Funds, Inc. - Money Market Portfolio.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner irrevocably elects either of the following tests qualifying the policy as life insurance under Section 7702 of the Internal Revenue Code: (1) the guideline premium/cash value corridor test; or (2) the cash value accumulation test. The cash value accumulation test is not available for policies issued for delivery in the State of New York.

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

In states other than New York, the policy owner may choose one of three death benefit options. In New York, only death benefit Options 1 and 2 are available.

OPTION 1. The death benefit will be the greater of the specified amount or minimum required death benefit. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, see the illustrations in Appendix C.

OPTION 2. The death benefit will be the greater of the specified amount plus the cash value as of the date of death, or minimum required death benefit and will vary directly with the investment performance.

OPTION 3. The death benefit is the greater of the minimum required death benefit or the sum of the specified amount on the date of death and accumulated premium account which consists of all premium payments accumulated to date of death less partial surrenders accumulated to date of death. The accumulations will be calculated based on the Option 3 interest rate shown on the policy data page. In no event will the accumulated premium account be less than zero or greater than the maximum accumulated premium account shown on the policy data page.

For any death benefit option, the calculation of the minimum required death benefit is shown on the policy data page. The minimum required death benefit is the lowest death benefit which will qualify the policy as life insurance under
Section 7702 of the Internal Revenue Code. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations under Section 7702 of the Internal Revenue Code where the policy owner has selected guideline premium/cash value corridor test.

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may elect to change the death benefit option under the policy from either Option 1 to Option 2, or from Option 2 to Option 1. Only one change of death benefit option is permitted per policy year. The effective date of a change will be the monthly anniversary date following the date the change is approved by Nationwide.

In order for any change in the death benefit option to become effective, the cash surrender value, after a change, must be sufficient to keep the policy in force for at least three months.

Nationwide will adjust the specified amount so that the net amount at risk remains constant before and after the death benefit option change. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations under Section 7702 of the Internal Revenue Code where the policy owner has selected guideline premium/cash value corridor test.

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the insured's death will be the death benefit as described above, less any policy indebtedness, and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age or Sex," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the insured's lifetime for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the insured's lifetime for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of the insured has been misstated, the death benefit and cash value will be adjusted. The cash value will be adjusted to reflect the cost of insurance charges on the correct age and sex from the policy date.

SUICIDE

If the insured dies by suicide, while sane or insane, within 2 years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness and less any partial surrenders. If the insured dies by suicide, while sane or insane, within 2 years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 100th birthday. If the policy is still in force, maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

EXCHANGE RIGHTS

The policy owner may exchange the policy for a flexible premium adjustable life insurance policy offered by Nationwide on the policy date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the policy date. No evidence of insurability will be required.

The policy owner and beneficiary under the new policy will be the same as those under the exchanged policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original policy immediately prior to the exchange date. The new policy will have the same policy date and issue age as the original policy. The initial specified amount and any increases in specified amount will have the same rate class as those of the original policy. Any indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two policies. After the adjustment, any amount necessary to keep the policy in force must be paid by the policy owner to Nationwide in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

GRACE PERIOD AND GUARANTEED POLICY CONTINUATION PERIOD

GRACE PERIOD

If the cash surrender value on a monthly anniversary date is not sufficient to cover the current monthly deduction, and the guaranteed policy continuation provision is not in effect, a grace period will be allowed for the payment of a premium of the lesser of at least 3 times the current monthly deduction and the premium required to bring the guaranteed policy continuation provision back into effect. Nationwide will send the policy owner a notice at the start of the grace period, at the address in the application or another address specified by the policy owner, stating the amount of premium required. The grace period will end 61 days after the day the notice is mailed. If sufficient premium is not received by Nationwide by the end of the grace period, the policy will lapse without value. If death proceeds become payable during the grace period, Nationwide will pay the death proceeds.

GUARANTEED POLICY CONTINUATION PERIOD

This policy will not lapse during the guaranteed policy continuation period provided that on each monthly anniversary date (1) is greater than or equal to
(2) where:

     (1) is the sum of all premiums paid to date minus any indebtedness, and minus any partial surrenders; and

     (2) is the sum of minimum monthly premiums required since the policy date including the minimum monthly premium for the current monthly anniversary date.

The guaranteed policy continuation period is the lesser of 30 policy years or the number of policy years until the insured reaches attained age 65. For policies issued to ages greater than 55, the guaranteed policy continuation period is 10 policy years.

This provision is subject to state insurance restrictions. In the State of New York, the guaranteed policy continuation period is the lesser of 30 policy years or the number of policy years until the insured reaches attained age 65. For policies issued to ages greater than 62, the guaranteed policy continuation period is 3 policy years. In the State of Texas, the guaranteed policy continuation period is 9 policy years for all issue ages. In the State of Massachusetts, the guaranteed policy continuation period is 5 policy years for all issue ages.

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy owner may reinstate the policy by:

     (1) submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

     (2)  providing evidence of insurability satisfactory to Nationwide;

     (3) paying sufficient premium to cover all policy charges that were due and unpaid during the grace period;

     (4) paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

          (a) is premium sufficient to keep the policy in force for 3 months from the date of reinstatement; and

          (b) is premium sufficient to bring the guaranteed policy continuation provision into effect; and

     (5) paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary date on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

     (1)  the cash value at the end of the grace period; or

     (2) the surrender charge for the policy year in which the policy was reinstated.

Amounts allocated to underlying mutual funds at the start of the grace period will be reinstated, unless the policy owner provides otherwise.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are generally excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code. However, if the policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies").

As a general rule, distributions from a life insurance policy (other than a modified endowment contract) during the life of the insured are treated as the non-taxable return of premium, to the extent of premiums previously paid. For this purpose, dividends that are used to purchase riders are treated as distributions; dividends that are used to purchase paid-up additions or to reduce premiums are not treated as distributions. Aggregate amounts distributed in excess of aggregate premiums paid are generally treated as taxable ordinary income. A loan from a life insurance policy that is not a modified endowment contract generally is not treated as a taxable distribution. However, if the total loan is not repaid and is forgiven (such as if the life insurance policy lapses or is surrendered), then the amount of the outstanding loan balance is treated as a distribution to the policy owner and may be treated as ordinary income in whole or in part.

The Internal Revenue Code provides special rules for the states taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals). Under these special rules, such transactions are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. In addition, 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual", as that term is defined in the Internal Revenue Code, are treated as death proceeds and are subject to the death benefit rules of Section 101 of the Internal Revenue Code described above.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment, or may become subject to a new 7 year testing period as a result of a material change or a reduction in benefits as defined by
Section 7702A(c) of the Internal Revenue Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts, such as the variable account, be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed to be the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from a life insurance policy (including a modified endowment contract) are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2001, an estate of less than $675,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisors regarding these taxes.

NON-RESIDENT ALIENS

Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includible in the recipient's gross income for United States federal income tax purposes. Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is NOT intended to be legal or tax advice. All information is subject to change without notice. You should consult your independent legal, tax and/or financial adviser for more information.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

     - an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

     - annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment

          Company Act of 1940 for the variable account; and

     - statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and other named defendants. Nationwide intends to defend this lawsuit vigorously. There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

The general distributor, Waddell & Reed, Inc., is not engaged in any litigation of any material nature.

EXPERTS

The financial statements of Nationwide have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies offered by this prospectus. This prospectus does not contain all the information in the Registration Statement and the exhibits to the Registration Statement. Statements contained in this prospectus as to the content of policies are summaries. You should read the policy to fully understand your contractual rights and obligations.

DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the general distributor, Waddell & Reed, Inc. Waddell & Reed, Inc. was organized as a Delaware corporation in 1981.

Waddell & Reed, Inc. acts as general distributor for the following investment companies:

WADDELL & REED ADVISORS FUNDS
WADDELL & REED ADVISORS FUNDS, INC.*

-        Waddell & Reed Advisors Accumulative Fund
-        Waddell & Reed Advisors Bond Fund
-        Waddell & Reed Advisors Core Investment Fund

-        Waddell & Reed Advisors Science and Technology Fund
-        Waddell & Reed Advisors Asset Strategy Fund, Inc.
-        Waddell & Reed Advisors Cash Management, Inc.
-        Waddell & Reed Advisors Continental Income Fund, Inc.
-        Waddell & Reed Advisors Government Securities Fund, Inc.
-        Waddell & Reed Advisors Global Bond Fund, Inc.
-        Waddell & Reed Advisors High Income Fund, Inc.
-        Waddell & Reed Advisors International Growth Fund, Inc.
-        Waddell & Reed Advisors Municipal Bond Fund, Inc.
-        Waddell & Reed Advisors Municipal High Income Fund, Inc.
-        Waddell & Reed Advisors New Concepts Fund, Inc.
-        Waddell & Reed Advisors Retirement Shares, Inc.
-        Waddell & Reed Advisors Small Cap Fund, Inc.
-        Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
-        Waddell & Reed Advisors Vanguard Fund, Inc.
-        Waddell & Reed Advisors Value Fund, Inc.
-        Waddell & Reed Advisors Muni Money Market Fund

W&R FUNDS, INC.*

-        Asset Strategy Fund
-        International Growth Fund
-        Large Cap Growth Fund
-        Mid Cap Growth Fund
-        Science and Technology Fund
-        Small Cap Growth Fund
-        High Income Fund
-        Money Market Fund
-        Limited-Term Fund
-        Municipal Bond Fund
-        Tax-Managed Equity Fund
-        Core Equity Fund

W&R TARGET FUNDS, INC.*

-        Asset Strategy Portfolio
-        Balanced Portfolio
-        Bond Portfolio
-        Core Equity Portfolio
-        Growth Portfolio
-        High Income Portfolio
-        International Portfolio
-        Limited-Term Bond Portfolio
-        Money Market Portfolio
-        Science and Technology Portfolio
-        Small Cap Portfolio
-        Value Portfolio

* Indicates series fund.

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by Waddell & Reed, Inc. will not exceed 99% of the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by Nationwide will not exceed 4% of actual premium payment, and will not exceed 2% in policy years 11 and thereafter.

No underwriting commissions have been paid by Nationwide to Waddell & Reed, Inc.


WADDELL &REED, INC. DIRECTORS AND OFFICERS

                                                                     POSITIONS AND OFFICES
       NAME AND BUSINESS ADDRESS                                        WITH UNDERWRITER
 Keith A. Tucker                                                Director, Chairman of the Board
 6300 Lamar Ave.
 Overland Park, KS 66202

 Robert L. Hechler                                       Director, President, Chief Executive Officer,
 6300 Lamar Ave.                                           Principal Financial Officer and Treasurer
 Overland Park, KS 66202

 Henry J. Herrmann                                                          Director
 6300 Lamar Ave.
 Overland Park, KS 66202

 Robert J. Williams                                               Executive Vice President and
 6300 Lamar Ave.                                                     National Sales Manager
 Overland Park, KS 66202

 Thomas W. Butch                                                  Executive Vice President and
 6300 Lamar Ave.                                                    Chief Marketing Officer
 Overland Park, KS 66202

 Daniel C. Schulte                                            Senior Vice President, Secretary and
 6300 Lamar Ave.                                                      Chief Legal Officer
 Overland Park, KS 66202

ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

Nationwide serves as depositor for the following separate investment accounts, each of which is a registered investment company:

-        Nationwide Variable Account;
-        Nationwide Variable Account-II;
-        Nationwide Variable Account-3;
-        Nationwide Variable Account-4;
-        Nationwide Variable Account-5;
-        Nationwide Variable Account-6;
-        Nationwide Fidelity Advisor Variable Account;
-        Nationwide Variable Account-8;
-        Nationwide Variable Account-9;
-        Nationwide Variable Account-10;
-        MFS Variable Account;
-        Nationwide Multi-Flex Variable Account;
-        Nationwide VLI Separate Account;
-        Nationwide VLI Separate Account-2;
-        Nationwide VLI Separate Account-3;
-        Nationwide VLI Separate Account-4; and
-        Nationwide VLI Separate Account-5

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares its home office, other facilities and equipment with Nationwide Mutual Insurance Company.

Company Management

Nationwide and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide group of companies. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide. NFS serves as a holding company for other financial institutions. Nationwide is the sole owner of Nationwide Life and Annuity Insurance Company.

Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide group of companies. Messrs. Gasper and Woodward are also trustees of one or more of the registered investment companies distributed by Nationwide Investment Services Corporation, a registered broker-dealer affiliated with the Nationwide group of companies.

DIRECTORS OF NATIONWIDE

DIRECTORS OF THE DEPOSITOR NAME AND
     PRINCIPAL BUSINESS                 POSITIONS AND OFFICES
              ADDRESS                       WITH DEPOSITOR        PRINCIPAL OCCUPATION
Lewis J. Alphin                                Director
519 Bethel Church Road                                            Farm Owner and Operator, Bell Farms (1)
Mount Olive, NC 28365-6107

A. I. Bell                                     Director           Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Yvonne M. Curl                                 Director           Vice President, Chief Marketing Officer
Avaya Inc.                                                        Avaya Inc.(2)
Room 3C322
211 Mt. Airy Road
Basing Ridge, NJ 07920

Kenneth D. Davis                               Director           Farm Owner and Operator (1)
7229 Woodmansee Road
Leesburg, OH 45135

Keith W. Eckel                                 Director
1647 Falls Road                                                   Partner, Fred W. Eckel Sons; President, Eckel
Clarks Summit, PA 18411                                           Farms, Inc. (1)

Willard J. Engel                               Director           Retired General Manager, Lyon County Co-operative
301 East Marshall Street                                          Oil Company (1)
Marshall, MN 56258

Fred C. Finney                                 Director           Owner and Operator, Moreland Fruit Farm; Operator,
1558 West Moreland Road                                           Melrose Orchard (1)
Wooster, OH 44691

Joseph J. Gasper                      President and Chief         President and Chief Operating Officer, Nationwide
One Nationwide Plaza                  Operating Officer and       Life Insurance Company and Nationwide Life and
Columbus, OH 43215                    Director                    Annuity Insurance Company (1)

W.G. Jurgensen                        Chief Executive Officer     Chairman and Chief Executive Officer (3)
One Nationwide Plaza                  and Director
Columbus, OH 43215

David O. Miller                       Chairman of the Board and   President, Owen Potato Farm, Inc.; Partner, M&M
115 Sprague Drive                     Director                    Enterprises (1)
Hebron, OH 43025

Ralph M. Paige                                 Director           Executive Director Federation of Southern
Federation of Southern                                            Cooperatives/Land Assistance Fund (1)
Cooperatives/Land Assistance Fund
2769 Church Street
East Point, GA 30344

James F. Patterson                             Director
8765 Mulberry Road                                                Vice President, Pattersons, Inc.; President,
Chesterland, OH 44026                                             Patterson Farms, Inc. (1)

Arden L. Shisler                               Director           President and Chief Executive Officer, K&B
1356 North Wenger Road                                            Transport, Inc. (1)
Dalton, OH 44618

Robert L. Stewart                              Director           Owner and Operator Sunnydale Farms and Mining (1)
88740 Fairview Road
Jewett, OH 43986


(1)      Principal occupation for last 5 years.
(2) Prior to assuming this current position, Ms. Curl held other executive management positions with the Xerox Corporation.
(3) Prior to assuming this current position, Mr. Jurgensen was Executive Vice President of Bank One Corporation. Prior to that, Mr. Jurgensen was Executive Vice President of First Chicago NBD.

Each of the directors is a director of the other major insurance affiliates of the Nationwide group of companies except Mr. Gasper who is a director only of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Mr. Gasper is a director of NISC, a registered broker-dealer.

Messrs. Miller, Patterson, and Shisler are directors of Nationwide Financial Services, Inc. Messrs. Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies.

EXECUTIVE OFFICERS OF NATIONWIDE

OFFICERS OF THE DEPOSITOR                         OFFICES OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS
Richard D. Headley                                Executive Vice President
One Nationwide Plaza
Columbus, OH 43215

Michael S. Helfer                                 Executive Vice President -Corporate Strategy
One Nationwide Plaza
Columbus, OH 43215

Donna A. James                                    Executive Vice President - Chief Administrative Officer
One Nationwide Plaza
Columbus, OH 43215

Robert A. Oakley                                  Executive Vice President - Chief Financial Officer and Treasurer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                           Executive Vice President - Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

John R. Cook, Jr.                                 Senior Vice President - Chief Communications Officer
One Nationwide Plaza
Columbus, OH 43215

Thomas L. Crumrine                                Senior Vice President
One Nationwide Plaza
Columbus, OH 43215

David A. Diamond                                  Senior Vice President - Corporate Strategy
One Nationwide Plaza
Columbus, OH 43215

Philip C. Gath                                    Senior Vice President - Chief Actuary - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215

Patricia R. Hatler                                Senior Vice President, General Counsel and Secretary
One Nationwide Plaza
Columbus, OH 43215

David K. Hollingsworth                            Senior Vice President - Business Development and Sponsor
One Nationwide Plaza                              Relations
Columbus, OH 43215

David R. Jahn                                     Senior Vice President - Product Management
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                  Senior Vice President - Sales - Financial Services
One Nationwide Plaza
Columbus, OH 43215

Gregory S. Lashutka                               Senior Vice President - Corporate Relations
One Nationwide Plaza
Columbus, OH 43215

Edwin P. McCausland, Jr.                          Senior Vice President - Fixed Income Securities
One Nationwide Plaza
Columbus, OH 43215

OFFICERS OF THE DEPOSITOR                         OFFICES OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS
Mark D. Phelan                                    Senior Vice President - Technology and Operations
One Nationwide Plaza
Columbus, OH 43215

Douglas C. Robinette                              Senior Vice President - Claims
One Nationwide Plaza
Columbus, OH 43215

Mark R. Thresher                                  Senior Vice President - Finance - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215

Richard M. Waggoner                               Senior Vice President - Operations
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                   Senior Vice President - Product Management and Nationwide
One Nationwide Plaza                              Financial Marketing
Columbus, OH 43215


W.G. JURGENSEN has been a Director and Chief Executive Officer since 2000. Previously, he was Executive Vice President of Bank One Corporation from 1998 to May 2000. Prior to Bank One's merger with First Chicago NBD, Mr. Jurgensen served from 1990 to 1998 as Executive Vice President with First Chicago, leading various business units. For 17 years, Mr. Jurgensen was with Norwest Corporation, beginning as a corporate banking officer and serving in increasingly responsible roles including president and CEO of Norwest Investment Services and management of the treasury function. Mr. Jurgensen's final post was Executive Vice President - Corporate Banking.

JOSEPH J. GASPER has been President and Chief Operating Officer and Director of Nationwide since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 34 years.

LEWIS J. ALPHIN has been a Director of Nationwide since 1993. Mr. Alphin owns and operates an 800-acre farm in Mt. Olive, NC. He taught agriculture business at James Sprunt Community College in Kenansville, NC for more than 22 years before retiring in 1994. He is the former board chairman of the Cape Fear Farm Credit Association, a member and former vice president, secretary/treasurer, and director of the Duplin County Agribusiness Council, and a former board member of the Southern States Cooperative (1986 to 1993). Mr. Alphin is a member of the Duplin County Farm Bureau, the North Carolina Farm Bureau, ad the Farm Credit Council. He is a member and former director of the Oak Wolfe Fire Department.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.

YVONNE M. CURL has been a Director of Nationwide since April 1998. Ms. Curl is Vice President - Chief Marketing Officer for Avaya Inc. located in Basking Ridge, NJ. Prior to joining Avaya Inc. in November 2000, she was employed by the Xerox Corporation. She joined Xerox in 1976 as a sales representative and progressed through management positions, including vice president - field operations; executive assistant to the chairman and CEO; and as corporate vice president serving as senior vice president and general manager, public sector worldwide/global solutions group.

JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997. Mr. Cook has been with Nationwide for 3 years.

THOMAS L. CRUMRINE has been Senior Vice President of Nationwide since September 1997. Previously he was Senior Vice President - Property/Casualty from March 1996 to September 1997. Prior to that time, he was Senior Vice President - Claims from April 1995 to

March 1996, Vice President - Claims from 1993 to March 1996, Vice President - Agency Sales from 1991 to 1993 and Vice President - Agency Services from 1989 to 1991. Prior to 1991, Mr. Crumrine held several other positions within Nationwide.

KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis is the immediate past president of the Ohio Farm Bureau Federation. He served as a member of the Ohio Farm Bureau Federation's board of trustees from 1989 until 1999. He served as first vice president of the board from 1994 until 1998. Mr. Davis serves on the board of directors of his local rural electric cooperatives and is a member of many agriculture organizations including the Ohio Corn Growers, Ohio Cattlemen's and Ohio Soybean associations.

DAVID A. DIAMOND has been Senior Vice President - Corporate Strategy since December 11, 2000. Previously, Mr. Diamond was Senior Vice President - Corporate Controller from August 1999 to December 2000. He was Vice President - Controller from October 1993 to August 1999. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 12 years.

KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc. in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. Mr. Eckel is a member of the Pennsylvania Agricultural Land Preservation Board. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. He has served as a board member and executive committee member of the American Farm Bureau Federation. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations and former board member of the Pennsylvania Vegetable Growers Association.

WILLARD J. ENGEL has been a Director of Nationwide since 1994. Mr. Engel served as general manager of Lyon County Co-Operative Oil Co. in Marshall, MN from 1975 to 1997, and occasionally serves on a consulting basis. He previously was a division manager of the Truman Farmers Elevator. He is a former director of the Western Co-op Transport in Montevideo, MN, a former director and legislative committee chairman of the Northwest Petroleum Association in St. Paul, and a former director of Farmland Industries in Kansas City.

FRED C. FINNEY has been a Director of Nationwide since 1992. Mr. Finney is the owner and operator of the Moreland Fruit Farm and operator of Melrose Orchard in Wooster, OH. He is past president of the Ohio Farm Bureau Federation, the Ohio Fruit Growers Society, Wayne County Farm Bureau, and the Westwood Ruritan Club. He is a member of the American Berry Cooperative.

PHILIP C. GATH has been Senior Vice President - Chief Actuary - Nationwide Financial since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 32 years.

PATRICIA R. HATLER has been Senior Vice President, General Counsel and Secretary since April 2000. Previously, she was Senior Vice President and General Counsel from July 1999 to April 2000. Prior to that time, she was General Counsel and Corporate Secretary of Independence Blue Cross from 1983 to July 1999.

MICHAEL S. HELFER has been Executive Vice President - Corporate Strategy since August 2000. He is a former partner and head of the financial institutions group at Wilmer, Cutler and Pickering, a 350-lawyer international law firm headquartered in Washington, D.C. He served as that firm's Chairman and Chief Executive Officer from 1995 to 1998.

DAVID K. HOLLINGSWORTH has been Senior Vice President - Business Development and Sponsor Relations since April 2000. Previously, he was Senior Vice President - Multi Channel and Sponsor relations from August 1999 until April 2000. Previously, he was Senior Vice President - Marketing from June 1999 to August 1999. Prior to that time, Mr. Hollingsworth held numerous positions within Nationwide. Mr. Hollingsworth has been with Nationwide for 26 years.

DAVID R. JAHN has been Senior Vice President - Product Management since November 2000. Previously, he was Senior Vice President - Commercial Insurance from March 1998 to November 2000. Previously, he was Vice President - Property/Casualty Operations and Vice President - Resource Management from March 1996 to January 1998. Prior to that time, Mr. Jahn has held numerous positions within Nationwide. Mr. Jahn has been with Nationwide for 29 years.

DONNA A. JAMES has been Executive Vice President - Chief Administrative Officer since July 2000. Previously, she was Senior Vice President - Chief Human Resources Officer from May 1999 to July 2000. She was Senior Vice President - Human Resources from December 1997 to May 1999. Previously, she was Vice President - Human Resources from July 1996 to

December 1997. Prior to that time, Ms. James was Vice President - Assistant to the CEO of Nationwide from March 1996 to July 1996. From May 1994 to March 1996, she was Associate Vice President - Assistant to the CEO of Nationwide. Previously, Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 19 years.

RICHARD D. HEADLEY has been Executive Vice President for Nationwide since July 2000. Previously, he was Executive Vice President - Chief Information Technology Officer from May 1999 to July 2000. He was Senior Vice President - Chief Information Technology Officer from October 1997 to May 1999. Previously, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992, Mr. Headley held several positions with Banc One Corporation. Mr. Headley has been with Nationwide for 3 years.

RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 36 years.

GREGORY S. LASHUTKA has been Senior Vice President - Corporate Relations since January 2000. Previously, he was the Mayor of the City of Columbus (Ohio) from January 1992 to December 1999. From January 1986 to December 1991, Mr. Lashutka was a Partner with Squire, Sanders & Dempsey. From January 1978 to December 1985, he was City Attorney for the City of Columbus (Ohio).

EDWIN P. MCCAUSLAND, JR. has been Senior Vice President - Fixed Income Securities since 1999. Mr. McCausland has 29 years of experience in insurance investments beginning his career in 1970 with Connecticut Mutual Life Insurance Company. He joined Phoenix Mutual Life Insurance Company in 1981 as second Vice President of Bond Investments and rising to Vice President of Pension Operations. He was Vice President and Managing Director of Mass Mutual Life Insurance Company prior to joining Nationwide.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been Chairman of the Board since 1998. Mr. Miller is president of Owen Potato Farm, Inc. and a partner of M&M Enterprises in Licking County, OH. He is a director and board chairman of the National Cooperative Business Association, director of Cooperative Business International and the International Cooperative Alliance, and serves on the educational executive committee of the National Council of Farmer Cooperatives. He was president of the Ohio Farm Bureau Federation from 1981 to 1985 and was vice president for six years. Mr. Miller served a two year term on the board of the American Farm Bureau Association. He is past president of the Ohio Vegetable and Potato Growers Association, and was a director of Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer and Treasurer since December 2000. Previously, Mr. Oakley was Executive Vice President - Chief Financial Officer from April 1995 to December 2000. Prior to that, Mr. Oakley was Senior Vice President - Chief Financial Officer from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 25 years.

RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.

JAMES F. PATTERSON has been a Director of Nationwide since April 1989. Mr. Patterson is president of Patterson Farms, Inc. and has operated Patterson Fruit Farm in Chesterland, OH since 1964. Mr. Patterson is on the boards of The Ohio State University Hospitals Health System in Cleveland, Geauga Hospital, Inc. and the National Cooperative Business Association. He is past president of the Ohio Farm Bureau Federation and former member of Cleveland Foundation's Lake and Geauga Advisory Committees.

MARK D. PHELAN has been Senior Vice President - Technology and Operations since December 2000. Previously, he was Senior Vice President - Technology Services from 1998 to December 2000. His previous management experience includes five years (1977 - 1982) with the data processing division's sales group at IBM Corporation. From 1982 through 1990, Mr. Phelan served as Director of AT&T's Consumer Communications Services Group and he was subsequently promoted to Sales Vice President for the Eastern Region of the Business Communications Services Division. In 1992, he became Executive Vice President - Sales and Marketing for the Electronic Commerce Division of Checkfree Corporation, a position he held for five years. From 1997 until 1998, he was in private consulting.

DOUGLAS C. ROBINETTE has been Senior Vice President - Claims since November 2000. Previously he was Senior Vice President - Claims and Financial Services from 1999 to November 2000. Prior to that time, Mr. Robinette was Senior Vice President - Marketing and Product Management from May 1998 to 1999. Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau, and a member of the Nationwide group until 1998, from September 1996 to May 1998. Prior to that time, he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995, Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994, he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with Nationwide for 14 years.

ARDEN L. SHISLER has been a Director of Nationwide since 1984. Mr. Shisler is president and chief executive officer of K&B Transport, Inc., a trucking firm in Dalton, OH. He is a director of the National Cooperative Business Association in Washington, DC. He is a former board member and vice president of the Ohio Farm Bureau Federation and past president of the Ohio Agricultural Marketing Association, an Ohio Farm Bureau Federation subsidiary. He is a member of the Ohio Trucking Association, the Ohio Trucking Safety Council, the Wayne County Farm Bureau, Cornerstone Community Church, the Advisory Committee of The Ohio State University Agriculture Technical Institute and a board member of the Wilderness Center.

ROBERT L. STEWART has been a Director of Nationwide since 1989. Mr. Stewart is the owner and operator of Sunnydale Farms and Mining in Jewett, OH. He served on the board of the Ohio Farm Bureau Federation and as president of the Ohio Holstein Association board. Mr. Stewart was a director of the Ohio Agricultural Stabilization and Conservation Service board and Landmark, Inc. a farm supply cooperative which is now part of Indianapolis-based Countrymark.

MARK R. THRESHER has been Senior Vice President - Finance - Nationwide Financial since May 1999. He was Vice President - Controller from August 1996 to May 1999. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to November 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP from July 1988 to June 1996.

RICHARD M. WAGGONER has been Senior Vice President - Operations since May 1999. Previously, he was President of Nationwide Services from May 1997 to May 1999. Prior to that time, Mr. Waggoner has held numerous positions within the Nationwide group of companies. Mr. Waggoner has been with Nationwide for 24 years.

SUSAN A. WOLKEN has been Senior Vice President - Product Management and Nationwide Financial Marketing since May 1999. Previously, Ms. Wolken was Senior Vice President - Life Company Operations from June 1997 to May 1999. She was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 26 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 36 years.

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

The underlying mutual funds listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.

W&R TARGET FUNDS, INC.
The Fund is an open-end, diversified management company organized as a Maryland corporation on December 2, 1986. The Fund sells its shares only to the separate accounts of participating insurance companies to fund certain variable life insurance policies and variable annuity contracts. Waddell & Reed Investment Management Company is the Fund's investment advisor.

     ASSET STRATEGY PORTFOLIO
     Investment Objective: The Asset Strategy Portfolio seeks high total return over the long-term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments, both in the United States and abroad.

     BALANCED PORTFOLIO
     Investment Objective: The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions.

     BOND PORTFOLIO
     Investment Objective: The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.

     CORE EQUITY PORTFOLIO
     Investment Objective: The Core Equity Portfolio seeks capital growth and income. It seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation, or are expected to resist market decline.

     GROWTH PORTFOLIO
     Investment Objective: The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goal by investing primarily in common stocks, of U.S. and foreign companies.

     HIGH INCOME PORTFOLIO
     Investment Objective: The High Income Portfolio seeks as a primary goal, high current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio's goals.

     INTERNATIONAL PORTFOLIO
     Investment Objective: The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

     LIMITED-TERM BOND PORTFOLIO
     Investment Objective: The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.

     MONEY MARKET PORTFOLIO
     Investment Objective: The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated high quality money market obligations and instruments.

     SCIENCE AND TECHNOLOGY PORTFOLIO
     Investment Objective: The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goals by concentrating its investments primarily in science and technology equity securities of U.S. and foreign companies.

     SMALL CAP PORTFOLIO
     Investment Objective: The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

     VALUE PORTFOLIO

     Investment Objective: The Value Portfolio seeks long-term capital appreciation by investing, during normal market conditions, primarily in the stocks of large U.S. and foreign companies that are undervalued relative to the true worth of the company.

APPENDIX B: ILLUSTRATION OF SURRENDER CHARGES


EXAMPLE 1: A female non-tobacco, age 45, purchases a policy with a specified amount of $50,000 and a scheduled premium of $750. She now wishes to surrender the policy during the first policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the specified amount expressed in thousands equals the total surrender charge of $569.50 ($11.390 x 50=569.50).

EXAMPLE 2: A male non-tobacco, age 35, purchases a policy with a specified amount of $100,000 and a scheduled premium of $1100. He now wants to surrender the policy in the sixth policy year. The total initial surrender charge is calculated using the method illustrated above (surrender charge per 1000 is 6.817 x 100=681.70 maximum initial surrender charge). Because the fifth policy year has been completed, the maximum initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below. (Also see "Reductions to Surrender Charges.") In this case, $681.70 x 60%=$409.02 which is the amount Nationwide deducts as a total surrender charge.

Maximum surrender charge per $1,000 of initial specified amount for policies issued on a standard basis:

                    INITIAL SPECIFIED AMOUNT $50,000-$99,999*

        ISSUE                  MALE                FEMALE                MALE                FEMALE
         AGE               NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
          25                  $7.773               $7.518               $8.369               $7.818
          35                  $8.817               $8.396               $9.811               $8.889
          45                 $12.185              $11.390              $13.884              $12.164
          55                 $15.628              $13.995              $18.410              $15.106
          65                 $22.274              $19.043              $26.559              $20.607

*Specified amounts of less than $100,000 are not available in New York or New Jersey.

                    INITIAL SPECIFIED AMOUNT $100,000 OR MORE

        ISSUE                  MALE                FEMALE                MALE                FEMALE
         AGE               NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD
          25                  $5.773               $5.518               $6.369               $5.818
          35                  $6.817               $6.396               $7.811               $6.889
          45                  $9.685               $8.890              $11.384               $9.664
          55                 $13.128              $11.495              $15.910              $12.606
          65                 $21.274              $18.043              $25.559              $19.607

                         REDUCTIONS TO SURRENDER CHARGES

      NUMBER OF            SURRENDER CHARGE           NUMBER OF           SURRENDER CHARGE
      COMPLETED            AS A % OF INITIAL          COMPLETED           AS A % OF INITIAL
     POLICY YEARS          SURRENDER CHARGES         POLICY YEARS         SURRENDER CHARGES
          0                      100%                     5                      60%
          1                      100%                     6                      50%
          2                       90%                     7                      40%
          3                       80%                     8                      30%
          4                       70%                 9 or More                  0%

The current surrender charges are the same for all states. However, in Pennsylvania the guaranteed maximum surrender charges are spread out over 14 years. The guaranteed maximum surrender charge in subsequent years in Pennsylvania is reduced in the following manner:


   NUMBER OF    SURRENDER CHARGE AS A    NUMBER OF    SURRENDER CHARGE AS A     NUMBER OF     SURRENDER CHARGE AS
   COMPLETED         % OF INITIAL        COMPLETED         % OF INITIAL         COMPLETED       A % OF INITIAL
 POLICY YEARS     SURRENDER CHARGES     POLICY YEARS    SURRENDER CHARGES     POLICY YEARS     SURRENDER CHARGES
       0                 100%                5                 60%                 10                 20%
       1                 100%                6                 50%                 11                 15%
       2                 90%                 7                 40%                 12                 10%
       3                 80%                 8                 30%                 13                 5%
       4                 70%                 9                 25%             14 or More             0%

The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum surrender charges which are spread out over 14 years. If this policy is issued in Pennsylvania, please contact Nationwide's home office for an illustration.

Nationwide has no plans to change the current surrender charges.

APPENDIX C:  ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES,
AND DEATH BENEFITS


The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the deduction of underlying mutual fund investment advisory fees and other expenses, which are equivalent to an annual effective rate of 1.00%. This effective rate is based on the average of the fund expenses, after expense reimbursement, for the preceding year for all underlying mutual fund options available under the policy as of December 31, 2000.

Taking into account the underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.00%, 5.00% and 11.00%.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection, recovering taxes, providing for administrative expenses, and assuming mortality and expense risks. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The cash surrender values shown in the illustrations reflect the fact that Nationwide will deduct a surrender charge from the policy's cash value for any policy surrendered in full during the first nine policy years.

The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, sex, smoking classification, rating classification and premium payment requested.

                                                  DEATH BENEFIT OPTION 1
                                     $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 45
                                                      CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS               CASH                              CASH                              CASH
 POLICY     INTEREST    CASH     SURRENDER   DEATH        CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%     VALUE      VALUE    BENEFIT       VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
      1      1,575         960          62   100,000       1,030         133   100,000       1,101        204    100,000

      2      3,229       1,951       1,054   100,000       2,154       1,256   100,000       2,365      1,468    100,000

      3      4,965       2,914       2,106   100,000       3,313       2,505   100,000       3,746      2,938    100,000

      4      6,788       3,847       3,129   100,000       4,509       3,791   100,000       5,256      4,538    100,000

      5      8,703       4,751       4,123   100,000       5,743       5,114   100,000       6,907      6,279    100,000

      6     10,713       5,626       5,088   100,000       7,016       6,478   100,000       8,716      8,177    100,000

      7     12,824       6,471       6,022   100,000       8,331       7,882   100,000      10,698     10,249    100,000

      8     15,040       7,286       6,927   100,000       9,688       9,329   100,000      12,872     12,513    100,000

      9     17,367       8,071       7,802   100,000      11,089      10,820   100,000      15,260     14,991    100,000

     10     19,810       8,826       8,826   100,000      12,536      12,536   100,000      17,884     17,884    100,000

     11     22,376       9,549       9,549   100,000      14,032      14,032   100,000      20,770     20,770    100,000

     12     25,069      10,242      10,242   100,000      15,578      15,578   100,000      23,947     23,947    100,000

     13     27,898      10,902      10,902   100,000      17,176      17,176   100,000      27,451     27,451    100,000

     14     30,868      11,531      11,531   100,000      18,828      18,828   100,000      31,328     31,328    100,000

     15     33,986      12,086      12,086   100,000      20,500      20,500   100,000      35,587     35,587    100,000

     16     37,261      12,590      12,590   100,000      22,215      22,215   100,000      40,295     40,295    100,000

     17     40,699      13,041      13,041   100,000      23,971      23,971   100,000      45,505     45,505    100,000

     18     44,309      13,432      13,432   100,000      25,772      25,772   100,000      51,279     51,279    100,000

     19     48,099      13,768      13,768   100,000      27,626      27,626   100,000      57,689     57,689    100,000

     20     52,079      14,059      14,059   100,000      29,548      29,548   100,000      64,824     64,824    100,000

     21     56,258      14,262      14,262   100,000      31,508      31,508   100,000      72,758     72,758    100,000

     22     60,646      14,370      14,370   100,000      33,504      33,504   100,000      81,601     81,601    100,000

     23     65,253      14,374      14,374   100,000      35,537      35,537   100,000      91,442     91,442    107,901

     24     70,091      14,262      14,262   100,000      37,605      37,605   100,000     102,291    102,291    119,680

     25     75,170      14,025      14,025   100,000      39,707      39,707   100,000     114,245    114,245    132,524

     26     80,504      13,650      13,650   100,000      41,846      41,846   100,000     127,416    127,416    146,529

     27     86,104      13,125      13,125   100,000      44,023      44,023   100,000     141,959    141,959    160,414

     28     91,984      12,438      12,438   100,000      46,241      46,241   100,000     158,026    158,026    175,409

     29     98,158      11,568      11,568   100,000      48,503      48,503   100,000     175,790    175,790    191,612

     30    104,641      10,494      10,494   100,000      50,810      50,810   100,000     195,451    195,451    209,132

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD
OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                     $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 45
                                                    GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN



           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT

      1      1,575         930          32   100,000         999         101   100,000       1,068        170    100,000

      2      3,229       1,851         953   100,000       2,047       1,149   100,000       2,251      1,354    100,000

      3      4,965       2,732       1,924   100,000       3,114       2,306   100,000       3,530      2,722    100,000

      4      6,788       3,570       2,852   100,000       4,200       3,482   100,000       4,912      4,194    100,000

      5      8,703       4,365       3,737   100,000       5,303       4,674   100,000       6,406      5,778    100,000

      6     10,713       5,112       4,574   100,000       6,419       5,880   100,000       8,021      7,483    100,000

      7     12,824       5,807       5,358   100,000       7,545       7,096   100,000       9,765      9,317    100,000

      8     15,040       6,445       6,086   100,000       8,675       8,316   100,000      11,648     11,289    100,000

      9     17,367       7,019       6,750   100,000       9,804       9,534   100,000      13,678     13,409    100,000

     10     19,810       7,524       7,524   100,000      10,926      10,926   100,000      15,870     15,870    100,000

     11     22,376       7,955       7,955   100,000      12,035      12,035   100,000      18,236     18,236    100,000

     12     25,069       8,305       8,305   100,000      13,127      13,127   100,000      20,794     20,794    100,000

     13     27,898       8,571       8,571   100,000      14,197      14,197   100,000      23,566     23,566    100,000

     14     30,868       8,746       8,746   100,000      15,238      15,238   100,000      26,576     26,576    100,000

     15     33,986       8,819       8,819   100,000      16,239      16,239   100,000      29,855     29,855    100,000

     16     37,261       8,778       8,778   100,000      17,190      17,190   100,000      33,435     33,435    100,000

     17     40,699       8,611       8,611   100,000      18,077      18,077   100,000      37,350     37,350    100,000

     18     44,309       8,299       8,299   100,000      18,882      18,882   100,000      41,640     41,640    100,000

     19     48,099       7,819       7,819   100,000      19,585      19,585   100,000      46,354     46,354    100,000

     20     52,079       7,151       7,151   100,000      20,165      20,165   100,000      51,551     51,551    100,000

     21     56,258       6,274       6,274   100,000      20,601      20,601   100,000      57,307     57,307    100,000

     22     60,646       5,164       5,164   100,000      20,869      20,869   100,000      63,715     63,715    100,000

     23     65,253       3,797       3,797   100,000      20,944      20,944   100,000      70,887     70,887    100,000

     24     70,091       2,140       2,140   100,000      20,795      20,795   100,000      78,962     78,962    100,000

     25     75,170         149         149   100,000      20,377      20,377   100,000      88,104     88,104    102,200

     26     80,504         (*)         (*)       (*)      19,631      19,631   100,000      98,244     98,244    112,980

     27     86,104         (*)         (*)       (*)      18,483      18,483   100,000     109,415    109,415    123,639

     28     91,984         (*)         (*)       (*)      16,831      16,831   100,000     121,737    121,737    135,128

     29     98,158         (*)         (*)       (*)      14,557      14,557   100,000     135,350    135,350    147,532

     30    104,641         (*)         (*)       (*)      11,522      11,522   100,000     150,423    150,423    160,952

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                     $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 45
                                                      CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN

           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
      1      1,575         956          58   100,956       1,026         129   101,026       1,096        199    101,096

      2      3,229       1,939       1,042   101,939       2,141       1,243   102,141       2,351      1,453    102,351

      3      4,965       2,890       2,082   102,890       3,286       2,478   103,286       3,715      2,907    103,715

      4      6,788       3,808       3,090   103,808       4,461       3,743   104,461       5,199      4,481    105,199

      5      8,703       4,692       4,063   104,692       5,668       5,040   105,668       6,815      6,187    106,815

      6     10,713       5,542       5,003   105,542       6,907       6,368   106,907       8,575      8,037    108,575

      7     12,824       6,357       5,908   106,357       8,177       7,728   108,177      10,493     10,044    110,493

      8     15,040       7,138       6,779   107,138       9,480       9,121   109,480      12,584     12,225    112,584

      9     17,367       7,883       7,614   107,883      10,815      10,546   110,815      14,863     14,594    114,863

     10     19,810       8,592       8,592   108,592      12,183      12,183   112,183      17,351     17,351    117,351

     11     22,376       9,265       9,265   109,265      13,584      13,584   113,584      20,066     20,066    120,066

     12     25,069       9,901       9,901   109,901      15,018      15,018   115,018      23,030     23,030    123,030

     13     27,898      10,499      10,499   110,499      16,485      16,485   116,485      26,269     26,269    126,269

     14     30,868      11,058      11,058   111,058      17,986      17,986   117,986      29,819     29,819    129,819

     15     33,986      11,532      11,532   111,532      19,473      19,473   119,473      33,662     33,662    133,662

     16     37,261      11,945      11,945   111,945      20,969      20,969   120,969      37,855     37,855    137,855

     17     40,699      12,294      12,294   112,294      22,471      22,471   122,471      42,429     42,429    142,429

     18     44,309      12,574      12,574   112,574      23,972      23,972   123,972      47,417     47,417    147,417

     19     48,099      12,788      12,788   112,788      25,475      25,475   125,475      52,867     52,867    152,867

     20     52,079      12,948      12,948   112,948      26,996      26,996   126,996      58,840     58,840    158,840

     21     56,258      13,005      13,005   113,005      28,484      28,484   128,484      65,336     65,336    165,336

     22     60,646      12,952      12,952   112,952      29,927      29,927   129,927      72,400     72,400    172,400

     23     65,253      12,777      12,777   112,777      31,311      31,311   131,311      80,081     80,081    180,081

     24     70,091      12,470      12,470   112,470      32,620      32,620   132,620      88,429     88,429    188,429

     25     75,170      12,021      12,021   112,021      33,837      33,837   133,837      97,501     97,501    197,501

     26     80,504      11,418      11,418   111,418      34,945      34,945   134,945     107,362    107,362    207,362

     27     86,104      10,654      10,654   110,654      35,928      35,928   135,928     118,080    118,080    218,080

     28     91,984       9,717       9,717   109,717      36,764      36,764   136,764     129,733    129,733    229,733

     29     98,158       8,592       8,592   108,592      37,431      37,431   137,431     142,402    142,402    242,402

     30    104,641       7,263       7,263   107,263      37,898      37,898   137,898     156,172    156,172    256,172

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                     $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 45
                                                    GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                CASH                              CASH                             CASH
 POLICY     INTEREST     CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%      VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
      1      1,575         926          28   100,926         994          97   100,994       1,063        165    101,063

      2      3,229       1,839         942   101,839       2,034       1,136   102,034       2,237      1,339    102,237

      3      4,965       2,708       1,900   102,708       3,087       2,279   103,087       3,499      2,691    103,499

      4      6,788       3,530       2,812   103,530       4,152       3,434   104,152       4,855      4,137    104,855

      5      8,703       4,304       3,675   104,304       5,226       4,598   105,226       6,312      5,684    106,312

      6     10,713       5,024       4,485   105,024       6,304       5,766   106,304       7,874      7,336    107,874

      7     12,824       5,686       5,237   105,686       7,381       6,932   107,381       9,547      9,098    109,547

      8     15,040       6,284       5,925   106,284       8,449       8,090   108,449      11,333     10,974    111,333

      9     17,367       6,810       6,541   106,810       9,499       9,229   109,499      13,236     12,967    113,236

     10     19,810       7,259       7,259   107,259      10,523      10,523   110,523      15,260     15,260    115,260

     11     22,376       7,625       7,625   107,625      11,512      11,512   111,512      17,410     17,410    117,410

     12     25,069       7,900       7,900   107,900      12,457      12,457   112,457      19,690     19,690    119,690

     13     27,898       8,082       8,082   108,082      13,351      13,351   113,351      22,109     22,109    122,109

     14     30,868       8,162       8,162   108,162      14,182      14,182   114,182      24,670     24,670    124,670

     15     33,986       8,130       8,130   108,130      14,933      14,933   114,933      27,380     27,380    127,380

     16     37,261       7,973       7,973   107,973      15,589      15,589   115,589      30,243     30,243    130,243

     17     40,699       7,680       7,680   107,680      16,130      16,130   116,130      33,261     33,261    133,261

     18     44,309       7,232       7,232   107,232      16,529      16,529   116,529      36,427     36,427    136,427

     19     48,099       6,610       6,610   106,610      16,758      16,758   116,758      39,734     39,734    139,734

     20     52,079       5,796       5,796   105,796      16,789      16,789   116,789      43,175     43,175    143,175

     21     56,258       4,773       4,773   104,773      16,592      16,592   116,592      46,744     46,744    146,744

     22     60,646       3,526       3,526   103,526      16,139      16,139   116,139      50,434     50,434    150,434

     23     65,253       2,040       2,040   102,040      15,400      15,400   115,400      54,238     54,238    154,238

     24     70,091         297         297   100,297      14,339      14,339   114,339      58,145     58,145    158,145

     25     75,170         (*)         (*)       (*)      12,909      12,909   112,909      62,132     62,132    162,132

     26     80,504         (*)         (*)       (*)      11,051      11,051   111,051      66,161     66,161    166,161

     27     86,104         (*)         (*)       (*)       8,695       8,695   108,695      70,184     70,184    170,184

     28     91,984         (*)         (*)       (*)       5,750       5,750   105,750      74,130     74,130    174,130

     29     98,158         (*)         (*)       (*)       2,125       2,125   102,125      77,922     77,922    177,922

     30    104,641         (*)         (*)       (*)         (*)         (*)       (*)      81,486     81,486    181,486

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                   $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 55
                                                      CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
        1      2,625       1,452         289   100,000       1,565         402   100,000       1,678        516    100,000

        2      5,381       2,934       1,771   100,000       3,253       2,091   100,000       3,587      2,425    100,000

        3      8,275       4,386       3,339   100,000       5,010       3,964   100,000       5,690      4,643    100,000

        4     11,314       5,808       4,878   100,000       6,840       5,910   100,000       8,007      7,077    100,000

        5     14,505       7,201       6,387   100,000       8,745       7,931   100,000      10,564      9,750    100,000

        6     17,855       8,565       7,867   100,000      10,732      10,034   100,000      13,389     12,691    100,000

        7     21,373       9,900       9,319   100,000      12,804      12,223   100,000      16,512     15,930    100,000

        8     25,066      11,207      10,742   100,000      14,966      14,501   100,000      19,967     19,502    100,000

        9     28,945      12,487      12,138   100,000      17,225      16,876   100,000      23,794     23,446    100,000

       10     33,017      13,738      13,738   100,000      19,585      19,585   100,000      28,043     28,043    100,000

       11     37,293      14,962      14,962   100,000      22,053      22,053   100,000      32,770     32,770    100,000

       12     41,782      16,006      16,006   100,000      24,492      24,492   100,000      37,910     37,910    100,000

       13     46,497      16,892      16,892   100,000      26,932      26,932   100,000      43,546     43,546    100,000

       14     51,446      17,638      17,638   100,000      29,399      29,399   100,000      49,773     49,773    100,000

       15     56,644      18,233      18,233   100,000      31,889      31,889   100,000      56,676     56,676    100,000

       16     62,101      18,709      18,709   100,000      34,440      34,440   100,000      64,383     64,383    100,000

       17     67,831      19,068      19,068   100,000      37,065      37,065   100,000      73,023     73,023    100,000

       18     73,848      19,296      19,296   100,000      39,765      39,765   100,000      82,737     82,737    100,000

       19     80,165      19,393      19,393   100,000      42,554      42,554   100,000      93,697     93,697    102,130

       20     86,798      19,365      19,365   100,000      45,454      45,454   100,000     105,911    105,911    113,325

       21     93,763      19,120      19,120   100,000      48,421      48,421   100,000     119,436    119,436    125,408

       22    101,076      18,628      18,628   100,000      51,461      51,461   100,000     134,348    134,348    141,065

       23    108,755      17,856      17,856   100,000      54,583      54,583   100,000     150,782    150,782    158,321

       24    116,818      16,764      16,764   100,000      57,800      57,800   100,000     168,889    168,889    177,334

       25    125,284      15,308      15,308   100,000      61,130      61,130   100,000     188,832    188,832    198,273

       26    134,173      13,434      13,434   100,000      64,600      64,600   100,000     210,786    210,786    221,325

       27    143,506      11,083      11,083   100,000      68,242      68,242   100,000     234,945    234,945    246,692

       28    153,307       8,182       8,182   100,000      72,100      72,100   100,000     261,523    261,523    274,599

       29    163,597       4,632       4,632   100,000      76,227      76,227   100,000     290,793    290,793    305,332

       30    174,402         303         303   100,000      80,688      80,688   100,000     323,015    323,015    339,166

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                   $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 55
                                                    GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
     1         2,625       1,391         228   100,000       1,501         338   100,000       1,611        448    100,000

     2         5,381       2,719       1,557   100,000       3,026       1,863   100,000       3,346      2,184    100,000

     3         8,275       3,954       2,907   100,000       4,544       3,498   100,000       5,187      4,141    100,000

     4        11,314       5,087       4,157   100,000       6,047       5,117   100,000       7,138      6,208    100,000

     5        14,505       6,110       5,296   100,000       7,527       6,713   100,000       9,205      8,391    100,000

     6        17,855       7,014       6,316   100,000       8,972       8,275   100,000      11,393     10,695    100,000

     7        21,373       7,788       7,206   100,000      10,372       9,791   100,000      13,709     13,128    100,000

     8        25,066       8,415       7,950   100,000      11,709      11,244   100,000      16,156     15,691    100,000

     9        28,945       8,877       8,529   100,000      12,963      12,614   100,000      18,740     18,392    100,000

    10        33,017       9,158       9,158   100,000      14,116      14,116   100,000      21,470     21,470    100,000

    11        37,293       9,240       9,240   100,000      15,149      15,149   100,000      24,360     24,360    100,000

    12        41,782       9,106       9,106   100,000      16,043      16,043   100,000      27,436     27,436    100,000

    13        46,497       8,735       8,735   100,000      16,778      16,778   100,000      30,728     30,728    100,000

    14        51,446       8,104       8,104   100,000      17,325      17,325   100,000      34,268     34,268    100,000

    15        56,644       7,174       7,174   100,000      17,648      17,648   100,000      38,090     38,090    100,000

    16        62,101       5,897       5,897   100,000      17,695      17,695   100,000      42,234     42,234    100,000

    17        67,831       4,205       4,205   100,000      17,400      17,400   100,000      46,749     46,749    100,000

    18        73,848       2,013       2,013   100,000      16,675      16,675   100,000      51,694     51,694    100,000

    19        80,165         (*)         (*)       (*)      15,418      15,418   100,000      57,159     57,159    100,000

    20        86,798         (*)         (*)       (*)      13,511      13,511   100,000      63,266     63,266    100,000

    21        93,763         (*)         (*)       (*)      10,823      10,823   100,000      70,191     70,191    100,000

    22       101,076         (*)         (*)       (*)       7,193       7,193   100,000      78,162     78,162    100,000

    23       108,755         (*)         (*)       (*)       2,421       2,421   100,000      87,487     87,487    100,000

    24       116,818         (*)         (*)       (*)         (*)         (*)       (*)      98,533     98,533    103,460

    25       125,284         (*)         (*)       (*)         (*)         (*)       (*)     110,842    110,842    116,384

    26       134,173         (*)         (*)       (*)         (*)         (*)       (*)     124,331    124,331    130,548

    27       143,506         (*)         (*)       (*)         (*)         (*)       (*)     139,096    139,096    146,051

    28       153,307         (*)         (*)       (*)         (*)         (*)       (*)     155,237    155,237    162,999

    29       163,597         (*)         (*)       (*)         (*)         (*)       (*)     172,856    172,856    181,499

    30       174,402         (*)         (*)       (*)         (*)         (*)       (*)     192,063    192,063    201,666

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                     $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 55
                                                      CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
        1      2,625       1,436         274   101,436       1,548         386   101,548       1,661        498    101,661

        2      5,381       2,890       1,727   102,890       3,205       2,042   103,205       3,534      2,371    103,534

        3      8,275       4,301       3,255   104,301       4,913       3,867   104,913       5,578      4,532    105,578

        4     11,314       5,670       4,740   105,670       6,674       5,744   106,674       7,810      6,880    107,810

        5     14,505       6,996       6,183   106,996       8,490       7,677   108,490      10,248      9,435    110,248

        6     17,855       8,281       7,584   108,281      10,363       9,666   110,363      12,914     12,216    112,914

        7     21,373       9,524       8,942   109,524      12,295      11,714   112,295      15,829     15,248    115,829

        8     25,066      10,725      10,260   110,725      14,288      13,823   114,288      19,019     18,554    119,019

        9     28,945      11,884      11,535   111,884      16,343      15,994   116,343      22,511     22,162    122,511

       10     33,017      13,002      13,002   113,002      18,463      18,463   118,463      26,338     26,338    126,338

       11     37,293      14,079      14,079   114,079      20,651      20,651   120,651      30,543     30,543    130,543

       12     41,782      14,932      14,932   114,932      22,720      22,720   122,720      34,972     34,972    134,972

       13     46,497      15,584      15,584   115,584      24,685      24,685   124,685      39,670     39,670    139,670

       14     51,446      16,058      16,058   116,058      26,568      26,568   126,568      44,685     44,685    144,685

       15     56,644      16,339      16,339   116,339      28,345      28,345   128,345      50,031     50,031    150,031

       16     62,101      16,466      16,466   116,466      30,052      30,052   130,052      55,784     55,784    155,784

       17     67,831      16,445      16,445   116,445      31,685      31,685   131,685      61,987     61,987    161,987

       18     73,848      16,258      16,258   116,258      33,224      33,224   133,224      68,669     68,669    168,669

       19     80,165      15,910      15,910   115,910      34,663      34,663   134,663      75,882     75,882    175,882

       20     86,798      15,410      15,410   115,410      36,007      36,007   136,007      83,688     83,688    183,688

       21     93,763      14,647      14,647   114,647      37,134      37,134   137,134      92,031     92,031    192,031

       22    101,076      13,596      13,596   113,596      38,002      38,002   138,002     100,935    100,935    200,935

       23    108,755      12,228      12,228   112,228      38,565      38,565   138,565     110,423    110,423    210,423

       24    116,818      10,512      10,512   110,512      38,773      38,773   138,773     120,520    120,520    220,520

       25    125,284       8,419       8,419   108,419      38,573      38,573   138,573     131,253    131,253    231,253

       26    134,173       5,920       5,920   105,920      37,909      37,909   137,909     142,650    142,650    242,650

       27    143,506       2,985       2,985   102,985      36,723      36,723   136,723     154,746    154,746    254,746

       28    153,307         (*)         (*)       (*)      34,956      34,956   134,956     167,575    167,575    267,575

       29    163,597         (*)         (*)       (*)      32,531      32,531   132,531     181,166    181,166    281,166

       30    174,402         (*)         (*)       (*)      29,353      29,353   129,353     195,532    195,532    295,532

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                     $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 55
                                                    GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
        1      2,625       1,375         213   101,375       1,484         322   101,484       1,593        431    101,593

        2      5,381       2,675       1,512   102,675       2,976       1,814   102,976       3,292      2,129    103,292

        3      8,275       3,865       2,818   103,865       4,441       3,395   104,441       5,069      4,023    105,069

        4     11,314       4,936       4,006   104,936       5,867       4,937   105,867       6,923      5,993    106,923

        5     14,505       5,880       5,066   105,880       7,239       6,426   107,239       8,848      8,034    108,848

        6     17,855       6,684       5,987   106,684       8,543       7,846   108,543      10,838     10,140    110,838

        7     21,373       7,337       6,756   107,337       9,760       9,179   109,760      12,884     12,302    112,884

        8     25,066       7,820       7,355   107,820      10,864      10,399   110,864      14,968     14,503    114,968

        9     28,945       8,113       7,764   108,113      11,829      11,480   111,829      17,073     16,725    117,073

       10     33,017       8,200       8,200   108,200      12,627      12,627   112,627      19,179     19,179    119,179

       11     37,293       8,064       8,064   108,064      13,231      13,231   113,231      21,265     21,265    121,265

       12     41,782       7,690       7,690   107,690      13,613      13,613   113,613      23,308     23,308    123,308

       13     46,497       7,064       7,064   107,064      13,746      13,746   113,746      25,287     25,287    125,287

       14     51,446       6,167       6,167   106,167      13,594      13,594   113,594      27,176     27,176    127,176

       15     56,644       4,971       4,971   104,971      13,112      13,112   113,112      28,931     28,931    128,931

       16     62,101       3,439       3,439   103,439      12,244      12,244   112,244      30,495     30,495    130,495

       17     67,831       1,526       1,526   101,526      10,920      10,920   110,920      31,790     31,790    131,790

       18     73,848         (*)         (*)       (*)       9,052       9,052   109,052      32,721     32,721    132,721

       19     80,165         (*)         (*)       (*)       6,551       6,551   106,551      33,180     33,180    133,180

       20     86,798         (*)         (*)       (*)       3,331       3,331   103,331      33,058     33,058    133,058

       21     93,763         (*)         (*)       (*)         (*)         (*)       (*)      32,246     32,246    132,246

       22    101,076         (*)         (*)       (*)         (*)         (*)       (*)      30,630     30,630    130,630

       23    108,755         (*)         (*)       (*)         (*)         (*)       (*)      28,086     28,086    128,086

       24    116,818         (*)         (*)       (*)         (*)         (*)       (*)      24,473     24,473    124,473

       25    125,284         (*)         (*)       (*)         (*)         (*)       (*)      19,617     19,617    119,617

       26    134,173         (*)         (*)       (*)         (*)         (*)       (*)      13,297     13,297    113,297

       27    143,506         (*)         (*)       (*)         (*)         (*)       (*)       5,239      5,239    105,239

       28    153,307         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       29    163,597         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       30    174,402         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD
OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                     $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 55
                                                      CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
      1      1,260         613           0    50,000         664           0    50,000         716         23     50,000

      2      2,583       1,240         547    50,000       1,383         690    50,000       1,533        840     50,000

      3      3,972       1,840       1,217    50,000       2,116       1,493    50,000       2,417      1,793     50,000

      4      5,431       2,429       1,875    50,000       2,881       2,326    50,000       3,393      2,838     50,000

      5      6,962       3,006       2,521    50,000       3,677       3,192    50,000       4,471      3,986     50,000

      6      8,570       3,571       3,155    50,000       4,509       4,093    50,000       5,662      5,247     50,000

      7     10,259       4,125       3,779    50,000       5,377       5,030    50,000       6,981      6,635     50,000

      8     12,032       4,667       4,390    50,000       6,283       6,006    50,000       8,442      8,164     50,000

      9     13,893       5,199       4,991    50,000       7,231       7,023    50,000      10,060      9,852     50,000

     10     15,848       5,719       5,719    50,000       8,222       8,222    50,000      11,856     11,856     50,000

     11     17,901       6,228       6,228    50,000       9,258       9,258    50,000      13,850     13,850     50,000

     12     20,056       6,641       6,641    50,000      10,263      10,263    50,000      15,991     15,991     50,000

     13     22,318       6,969       6,969    50,000      11,246      11,246    50,000      18,315     18,315     50,000

     14     24,694       7,222       7,222    50,000      12,219      12,219    50,000      20,860     20,860     50,000

     15     27,189       7,395       7,395    50,000      13,179      13,179    50,000      23,658     23,658     50,000

     16     29,808       7,437       7,437    50,000      14,083      14,083    50,000      26,722     26,722     50,000

     17     32,559       7,350       7,350    50,000      14,937      14,937    50,000      30,114     30,114     50,000

     18     35,447       7,116       7,116    50,000      15,728      15,728    50,000      33,895     33,895     50,000

     19     38,479       6,733       6,733    50,000      16,459      16,459    50,000      38,147     38,147     50,000

     20     41,663       6,205       6,205    50,000      17,137      17,137    50,000      42,968     42,968     50,000

     21     45,006       5,501       5,501    50,000      17,744      17,744    50,000      48,470     48,470     50,893

     22     48,517       4,591       4,591    50,000      18,264      18,264    50,000      54,601     54,601     57,331

     23     52,202       3,440       3,440    50,000      18,678      18,678    50,000      61,351     61,351     64,419

     24     56,073       2,006       2,006    50,000      18,964      18,964    50,000      68,778     68,778     72,217

     25     60,136         239         239    50,000      19,097      19,097    50,000      76,945     76,945     80,793

     26     64,403         (*)         (*)       (*)      19,055      19,055    50,000      85,923     85,923     90,219

     27     68,883         (*)         (*)       (*)      18,802      18,802    50,000      95,786     95,786    100,575

     28     73,587         (*)         (*)       (*)      18,295      18,295    50,000     106,615    106,615    111,945

     29     78,527         (*)         (*)       (*)      17,474      17,474    50,000     118,496    118,496    124,421

     30     83,713         (*)         (*)       (*)      16,254      16,254    50,000     131,521    131,521    138,097


(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                     $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 55
                                                    GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
        1      1,260         467           0    50,000         513           0    50,000         560          0     50,000

        2      2,583         908         215    50,000       1,030         337    50,000       1,159        466     50,000

        3      3,972       1,291         667    50,000       1,518         894    50,000       1,767      1,143     50,000

        4      5,431       1,610       1,056    50,000       1,970       1,415    50,000       2,381      1,827     50,000

        5      6,962       1,859       1,374    50,000       2,376       1,891    50,000       2,995      2,510     50,000

        6      8,570       2,031       1,615    50,000       2,728       2,312    50,000       3,602      3,187     50,000

        7     10,259       2,116       1,770    50,000       3,014       2,668    50,000       4,195      3,849     50,000

        8     12,032       2,102       1,825    50,000       3,217       2,940    50,000       4,761      4,484     50,000

        9     13,893       1,975       1,767    50,000       3,320       3,112    50,000       5,285      5,077     50,000

       10     15,848       1,720       1,720    50,000       3,303       3,303    50,000       5,751      5,751     50,000

       11     17,901       1,322       1,322    50,000       3,145       3,145    50,000       6,144      6,144     50,000

       12     20,056         764         764    50,000       2,823       2,823    50,000       6,443      6,443     50,000

       13     22,318          29          29    50,000       2,310       2,310    50,000       6,628      6,628     50,000

       14     24,694         (*)         (*)       (*)       1,572       1,572    50,000       6,668      6,668     50,000

       15     27,189         (*)         (*)       (*)         564         564    50,000       6,525      6,525     50,000

       16     29,808         (*)         (*)       (*)         (*)         (*)       (*)       6,142      6,142     50,000

       17     32,559         (*)         (*)       (*)         (*)         (*)       (*)       5,447      5,447     50,000

       18     35,447         (*)         (*)       (*)         (*)         (*)       (*)       4,338      4,338     50,000

       19     38,479         (*)         (*)       (*)         (*)         (*)       (*)       2,687      2,687     50,000

       20     41,663         (*)         (*)       (*)         (*)         (*)       (*)         333        333     50,000

       21     45,006         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       22     48,517         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       23     52,202         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       24     56,073         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       25     60,136         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       26     64,403         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       27     68,883         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       28     73,587         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       29     78,527         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       30     83,713         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                      $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 45
                                                      CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
        1        788         418           0    50,418         451           0    50,451         485          0     50,485

        2      1,614         875         302    50,875         969         396    50,969       1,068        494     51,068

        3      2,483       1,310         794    51,310       1,494         978    51,494       1,694      1,178     51,694

        4      3,394       1,725       1,266    51,725       2,028       1,569    52,028       2,370      1,911     52,370

        5      4,351       2,121       1,719    52,121       2,572       2,170    52,572       3,103      2,701     53,103

        6      5,357       2,498       2,154    52,498       3,127       2,783    53,127       3,897      3,553     53,897

        7      6,412       2,857       2,570    52,857       3,693       3,406    53,693       4,759      4,472     54,759

        8      7,520       3,197       2,967    53,197       4,270       4,040    54,270       5,695      5,466     55,695

        9      8,683       3,516       3,344    53,516       4,857       4,684    54,857       6,712      6,540     56,712

       10      9,905       3,816       3,816    53,816       5,453       5,453    55,453       7,816      7,816     57,816

       11     11,188       4,095       4,095    54,095       6,059       6,059    56,059       9,017      9,017     59,017

       12     12,535       4,353       4,353    54,353       6,674       6,674    56,674      10,322     10,322     60,322

       13     13,949       4,589       4,589    54,589       7,297       7,297    57,297      11,743     11,743     61,743

       14     15,434       4,803       4,803    54,803       7,928       7,928    57,928      13,288     13,288     63,288

       15     16,993       4,994       4,994    54,994       8,566       8,566    58,566      14,972     14,972     64,972

       16     18,630       5,161       5,161    55,161       9,210       9,210    59,210      16,805     16,805     66,805

       17     20,349       5,273       5,273    55,273       9,828       9,828    59,828      18,770     18,770     68,770

       18     22,154       5,325       5,325    55,325      10,412      10,412    60,412      20,873     20,873     70,873

       19     24,049       5,319       5,319    55,319      10,963      10,963    60,963      23,132     23,132     73,132

       20     26,039       5,262       5,262    55,262      11,484      11,484    61,484      25,566     25,566     75,566

       21     28,129       5,136       5,136    55,136      11,957      11,957    61,957      28,183     28,183     78,183

       22     30,323       4,936       4,936    54,936      12,371      12,371    62,371      30,995     30,995     80,995

       23     32,626       4,654       4,654    54,654      12,714      12,714    62,714      34,012     34,012     84,012

       24     35,045       4,281       4,281    54,281      12,975      12,975    62,975      37,248     37,248     87,248

       25     37,585       3,809       3,809    53,809      13,139      13,139    63,139      40,713     40,713     90,713

       26     40,252       3,230       3,230    53,230      13,191      13,191    63,191      44,421     44,421     94,421

       27     43,052       2,535       2,535    52,535      13,117      13,117    63,117      48,389     48,389     98,389

       28     45,992       1,716       1,716    51,716      12,900      12,900    62,900      52,631     52,631    102,631

       29     49,079         760         760    50,760      12,519      12,519    62,519      57,162     57,162    107,162

       30     52,321         (*)         (*)       (*)      11,951      11,951    61,951      61,994     61,994    111,994

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                      $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 45
                                                    GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
        1        788         352           0    50,352         382           0    50,382         413          0     50,413

        2      1,614         710         136    50,710         793         220    50,793         881        307     50,881

        3      2,483       1,042         526    51,042       1,202         686    51,202       1,376        860     51,376

        4      3,394       1,349         890    51,349       1,606       1,147    51,606       1,899      1,440     51,899

        5      4,351       1,626       1,225    51,626       2,004       1,602    52,004       2,451      2,049     52,451

        6      5,357       1,874       1,529    51,874       2,392       2,047    52,392       3,031      2,687     53,031

        7      6,412       2,086       1,799    52,086       2,764       2,478    52,764       3,638      3,351     53,638

        8      7,520       2,261       2,031    52,261       3,117       2,888    53,117       4,269      4,040     54,269

        9      8,683       2,392       2,220    52,392       3,444       3,272    53,444       4,923      4,751     54,923

       10      9,905       2,476       2,476    52,476       3,738       3,738    53,738       5,595      5,595     55,595

       11     11,188       2,508       2,508    52,508       3,993       3,993    53,993       6,283      6,283     56,283

       12     12,535       2,486       2,486    52,486       4,202       4,202    54,202       6,983      6,983     56,983

       13     13,949       2,406       2,406    52,406       4,361       4,361    54,361       7,692      7,692     57,692

       14     15,434       2,262       2,262    52,262       4,460       4,460    54,460       8,406      8,406     58,406

       15     16,993       2,048       2,048    52,048       4,489       4,489    54,489       9,116      9,116     59,116

       16     18,630       1,756       1,756    51,756       4,434       4,434    54,434       9,812      9,812     59,812

       17     20,349       1,379       1,379    51,379       4,285       4,285    54,285      10,482     10,482     60,482

       18     22,154         903         903    50,903       4,021       4,021    54,021      11,111     11,111     61,111

       19     24,049         316         316    50,316       3,623       3,623    53,623      11,677     11,677     61,677

       20     26,039         (*)         (*)       (*)       3,072       3,072    53,072      12,161     12,161     62,161

       21     28,129         (*)         (*)       (*)       2,347       2,347    52,347      12,541     12,541     62,541

       22     30,323         (*)         (*)       (*)       1,429       1,429    51,429      12,792     12,792     62,792

       23     32,626         (*)         (*)       (*)         296         296    50,296      12,889     12,889     62,889

       24     35,045         (*)         (*)       (*)         (*)         (*)       (*)      12,800     12,800     62,800

       25     37,585         (*)         (*)       (*)         (*)         (*)       (*)      12,484     12,484     62,484

       26     40,252         (*)         (*)       (*)         (*)         (*)       (*)      11,888     11,888     61,888

       27     43,052         (*)         (*)       (*)         (*)         (*)       (*)      10,947     10,947     60,947

       28     45,992         (*)         (*)       (*)         (*)         (*)       (*)       9,580      9,580     59,580

       29     49,079         (*)         (*)       (*)         (*)         (*)       (*)       7,699      7,699     57,699

       30     52,321         (*)         (*)       (*)         (*)         (*)       (*)       5,210      5,210     55,210

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                      $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 55
                                                      CURRENT VALUES

                               0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
        1      1,260         613           0    50,000         664           0    50,000         716         23     50,000

        2      2,583       1,240         547    50,000       1,383         690    50,000       1,533        840     50,000

        3      3,972       1,840       1,217    50,000       2,116       1,493    50,000       2,417      1,793     50,000

        4      5,431       2,429       1,875    50,000       2,881       2,326    50,000       3,393      2,838     50,000

        5      6,962       3,006       2,521    50,000       3,677       3,192    50,000       4,471      3,986     50,000

        6      8,570       3,571       3,155    50,000       4,509       4,093    50,000       5,662      5,247     50,000

        7     10,259       4,125       3,779    50,000       5,377       5,030    50,000       6,981      6,635     50,000

        8     12,032       4,667       4,390    50,000       6,283       6,006    50,000       8,442      8,164     50,000

        9     13,893       5,199       4,991    50,000       7,231       7,023    50,000      10,060      9,852     50,000

       10     15,848       5,719       5,719    50,000       8,222       8,222    50,000      11,856     11,856     50,000

       11     17,901       6,228       6,228    50,000       9,258       9,258    50,000      13,850     13,850     50,000

       12     20,056       6,641       6,641    50,000      10,263      10,263    50,000      15,991     15,991     50,000

       13     22,318       6,969       6,969    50,000      11,246      11,246    50,000      18,315     18,315     50,000

       14     24,694       7,222       7,222    50,000      12,219      12,219    50,000      20,860     20,860     50,000

       15     27,189       7,395       7,395    50,000      13,179      13,179    50,000      23,658     23,658     50,000

       16     29,808       7,437       7,437    50,000      14,083      14,083    50,000      26,722     26,722     50,000

       17     32,559       7,350       7,350    50,000      14,937      14,937    50,000      30,114     30,114     50,000

       18     35,447       7,116       7,116    50,000      15,728      15,728    50,000      33,895     33,895     50,000

       19     38,479       6,733       6,733    50,000      16,459      16,459    50,000      38,147     38,147     50,000

       20     41,663       6,205       6,205    50,000      17,137      17,137    50,000      42,968     42,968     50,000

       21     45,006       5,501       5,501    50,000      17,744      17,744    50,000      48,470     48,470     50,893

       22     48,517       4,591       4,591    50,000      18,264      18,264    50,000      54,601     54,601     57,331

       23     52,202       3,440       3,440    50,000      18,678      18,678    50,000      61,351     61,351     64,419

       24     56,073       2,006       2,006    50,000      18,964      18,964    50,000      68,778     68,778     72,217

       25     60,136         239         239    50,000      19,097      19,097    50,000      76,945     76,945     80,793

       26     64,403         (*)         (*)       (*)      19,055      19,055    50,000      85,923     85,923     90,219

       27     68,883         (*)         (*)       (*)      18,802      18,802    50,000      95,786     95,786    100,575

       28     73,587         (*)         (*)       (*)      18,295      18,295    50,000     106,615    106,615    111,945

       29     78,527         (*)         (*)       (*)      17,474      17,474    50,000     118,496    118,496    124,421

       30     83,713         (*)         (*)       (*)      16,254      16,254    50,000     131,521    131,521    138,097

(1   NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                     $1,200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                                             MALE: NON-TOBACCO ISSUE: AGE 55
                                                    GUARANTEED VALUES

                           0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS            12% HYPOTHETICAL GROSS
                             INVESTMENT RETURN                 INVESTMENT RETURN                 INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                  CASH                              CASH                             CASH
 POLICY     INTEREST       CASH     SURRENDER   DEATH        CASH     SURRENDER   DEATH       CASH     SURRENDER    DEATH
  YEAR        AT 5%        VALUE      VALUE    BENEFIT       VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
        1      1,260         467           0    50,000         513           0    50,000         560          0     50,000

        2      2,583         908         215    50,000       1,030         337    50,000       1,159        466     50,000

        3      3,972       1,291         667    50,000       1,518         894    50,000       1,767      1,143     50,000

        4      5,431       1,610       1,056    50,000       1,970       1,415    50,000       2,381      1,827     50,000

        5      6,962       1,859       1,374    50,000       2,376       1,891    50,000       2,995      2,510     50,000

        6      8,570       2,031       1,615    50,000       2,728       2,312    50,000       3,602      3,187     50,000

        7     10,259       2,116       1,770    50,000       3,014       2,668    50,000       4,195      3,849     50,000

        8     12,032       2,102       1,825    50,000       3,217       2,940    50,000       4,761      4,484     50,000

        9     13,893       1,975       1,767    50,000       3,320       3,112    50,000       5,285      5,077     50,000

       10     15,848       1,720       1,720    50,000       3,303       3,303    50,000       5,751      5,751     50,000

       11     17,901       1,322       1,322    50,000       3,145       3,145    50,000       6,144      6,144     50,000

       12     20,056         764         764    50,000       2,823       2,823    50,000       6,443      6,443     50,000

       13     22,318          29          29    50,000       2,310       2,310    50,000       6,628      6,628     50,000

       14     24,694         (*)         (*)       (*)       1,572       1,572    50,000       6,668      6,668     50,000

       15     27,189         (*)         (*)       (*)         564         564    50,000       6,525      6,525     50,000

       16     29,808         (*)         (*)       (*)         (*)         (*)       (*)       6,142      6,142     50,000

       17     32,559         (*)         (*)       (*)         (*)         (*)       (*)       5,447      5,447     50,000

       18     35,447         (*)         (*)       (*)         (*)         (*)       (*)       4,338      4,338     50,000

       19     38,479         (*)         (*)       (*)         (*)         (*)       (*)       2,687      2,687     50,000

       20     41,663         (*)         (*)       (*)         (*)         (*)       (*)         333        333     50,000

       21     45,006         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       22     48,517         (*)         (*)       (*)         (*)                   (*)         (*)        (*)        (*)
                                                                           (*)
       23     52,202         (*)         (*)       (*)                     (*)       (*)         (*)        (*)        (*)
                                                               (*)
       24     56,073         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       25     60,136         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       26     64,403         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       27     68,883         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       28     73,587         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       29     78,527         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

       30     83,713         (*)         (*)       (*)         (*)         (*)       (*)         (*)        (*)        (*)

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX D:  PERFORMANCE SUMMARY INFORMATION

The following performance tables display historical investments results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.

                                  TOTAL RETURN

                                                                             Non Annualized Percentage Change
                                                Annual Percentage
                             Fund      Unit          Change           1 Mo.   1 Yr.   2 Yrs.    3 Yrs.  5 Yrs.  Inception
   Underlying Investment    Inception Values    1998   1999   2000     To      to      to        to      to        to
          Options           Date**    12/31/00                      12/31/00 12/31/00 12/31/00 12/31/00 12/31/00 12/31/00
W&R Target Funds, Inc. -    05/01/95    10.39   9.95  22.96  22.53   4.30    22.53    50.67      65.66   100.28  103.88
Asset Strategy Portfolio
W&R Target Funds, Inc. -    05/03/94    10.25   8.67  10.14   7.14   2.57     7.14    18.00      28.23    68.94  108.88
Balanced Portfolio
W&R Target Funds, Inc. -    07/13/87    10.24   7.35  -1.43   9.83   2.17     9.83     8.26      16.21    31.90  179.81
Bond Portfolio
W&R Target Funds, Inc. -    07/16/91    10.23  21.14  12.52   9.28   3.17     9.28    22.97      48.96   125.04  320.57
Core Equity Portfolio
W&R Target Funds, Inc. -    07/13/87    10.13  27.31  34.35   1.41   2.40     1.41    36.25      73.47   136.80  735.88
Growth Portfolio
W&R Target Funds, Inc. -    07/13/87    10.08   1.95   4.22  -9.73   0.85    -9.73    -5.92      -4.08    23.01  159.57
High Income Portfolio
W&R Target Funds, Inc. -    05/03/94    10.16  33.89  65.58 -23.66   2.68   -23.66    26.41      69.25   127.36  144.54
International Portfolio
W&R Target Funds, Inc. -    05/03/94    10.15   6.66   1.74   8.73   1.53     8.73    10.62      18.00    30.86   49.93
Limited Term Bond Portfolio
W&R Target Funds, Inc. -    07/13/87    10.05   5.03   4.59   5.86   0.51     5.86    10.71      16.29    28.39  103.87
Money Market Portfolio
W&R Target Funds, Inc. -    05/03/94     9.71  46.05 174.66 -21.15  -1.82   -21.15   116.58     216.31       NA  267.66
Science & Technology
Portfolio
W&R Target Funds, Inc. -    04/04/97    10.09  10.87  52.23 -12.35   2.47   -12.35    33.43      47.93   111.13  237.79
Small Cap Portfolio


                             Annualized Percentage Change

                             3 Yrs.    5 Yrs. Inception
   Underlying Investment       to        to       To
          Options            12/31/00 12/31/00  12/31/00
W&R Target Funds, Inc. -      18.32    14.90     13.40
Asset Strategy Portfolio
W&R Target Funds, Inc. -       8.64    11.06     11.70
Balanced Portfolio
W&R Target Funds, Inc. -       5.14     5.69      7.94
Bond Portfolio
W&R Target Funds, Inc. -      14.21    17.61     16.40
Core Equity Portfolio
W&R Target Funds, Inc. -      20.15    18.82     17.08
Growth Portfolio
W&R Target Funds, Inc. -      -1.38     4.23      7.34
High Income Portfolio
W&R Target Funds, Inc. -      19.17    17.85     14.37
International Portfolio
W&R Target Funds, Inc. -       5.67     5.53      6.27
Limited Term Bond Portfolio
W&R Target Funds, Inc. -       5.16     5.13      5.43
Money Market Portfolio
W&R Target Funds, Inc. -      46.79       NA     41.66
Science & Technology
Portfolio
W&R Target Funds, Inc. -      13.94    16.12     20.06
Small Cap Portfolio



The W&R Target Funds, Inc. - Value Portfolio was added to the variable account May 1, 2001. Therefore, no performance information is available.

**The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the cash values will show the investment performance such underlying mutual funds would have achieved (reduced by any applicable variable account and policy charges, and underlying mutual fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, the cash values may not be available for all of the periods shown.

The preceding table displays three types of total return. Simply stated, total return shows the percentage change in unit values, with dividends and capital gains reinvested, after the deduction of a 0.60% asset charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures; i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANC CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

                                   CASH VALUES

                                    1 Year to 12/31/00   2 Years to 12/31/00   3 Years to 12/31/00  5 Years to 12/31/00
                     Fund                       Cash                 Cash                   Cash                 Cash
Underlying           Inception       Accum.     Surr.     Accum.     Surr.      Accum.      Surr.    Accum.      Surr.
Investment Options    Date**         Value      Value     Value      Value      Value       Value    Value       Value
W&R Target Funds,      05/01/95   $  9,685   $  4,775   $ 21,368   $ 16,458   $ 34,246   $ 29,827   $ 64,188   $ 60,750
Inc. - Asset
Strategy Portfolio

W&R Target Funds,      05/03/94   $  8,320   $  3,409   $ 17,424   $ 12,513   $ 27,320   $ 22,900   $ 52,147   $ 48,710
Inc. - Balanced
Portfolio

W&R Target Funds,      07/13/87   $  8,531   $  3,621   $ 16,817   $ 11,906   $ 25,759   $ 21,339   $ 45,535   $ 42,098
Inc. - Bond
Portfolio

W&R Target Funds,      07/16/91   $  8,567   $  3,657   $ 18,071   $ 13,161   $ 29,730   $ 25,310   $ 62,067   $ 58,630
Inc. - Core Equity
Portfolio

W&R Target Funds,      07/13/87   $  7,949   $  3,038   $ 18,609   $ 13,699   $ 32,157   $ 27,738   $ 66,994   $ 63,557
Inc. - Growth
Portfolio

W&R Target Funds,      07/13/87   $  6,895   $  1,985   $ 14,125   $  9,215   $ 21,481   $ 17,062   $ 39,398   $ 35,961
Inc. - High Income
Portfolio

W&R Target Funds,      05/03/94   $  5,738   $  0,827   $ 15,611   $ 10,701   $ 29,126   $ 24,707   $ 62,176   $ 58,738
Inc. -
International
Portfolio

W&R Target Funds,      05/03/94   $  8,432   $  3,521   $ 16,935   $ 12,025   $ 26,011   $ 21,591   $ 45,651   $ 42,214
Inc. - Limited Term
Bond Portfolio

W&R Target Funds,      07/13/87   $  8,206   $  3,296   $ 16,743   $ 11,833   $ 25,674   $ 21,255   $ 44,870   $ 41,433
Inc. - Money Market
Portfolio

W&R Target Funds,      05/03/94   $  5,947   $  1,037   $ 23,488   $ 18,578   $ 48,481   $ 44,062         NA         NA
Inc. - Science &
Technology Portfolio

W&R Target Funds,      04/04/97   $  6,737   $  1,827   $ 17,131   $ 12,220   $ 28,626   $ 24,207   $ 60,300   $ 56,863
Inc. - Small Cap
Portfolio

                    10 Years to 12/31/00 Inception to 12/31/00
                                Cash                     Cash
Underlying           Accum.     Surr.      Accum.        Surr.
Investment Options   Value      Value      Value         Value
W&R Target Funds,     NA         NA         $ 77,537   $ 74,590
Inc. - Asset
Strategy Portfolio

W&R Target Funds,     NA         NA         $ 82,140   $ 79,685
Inc. - Balanced
Portfolio

W&R Target Funds,     $112,097   $112,097   $185,929   $185,929
Inc. - Bond
Portfolio

W&R Target Funds,     NA         NA         $184,032   $184,032
Inc. - Core Equity
Portfolio

W&R Target Funds,     $234,309   $234,309   $435,543   $435,543
Inc. - Growth
Portfolio

W&R Target Funds,     $109,402   $109,402   $174,852   $174,852
Inc. - High Income
Portfolio

W&R Target Funds,     NA         NA         $ 95,623   $ 93,168
Inc. -
International
Portfolio

W&R Target Funds,     NA         NA         $ 68,526   $ 66,071
Inc. - Limited Term
Bond Portfolio

W&R Target Funds,     $100,135   $100,135   $154,953   $154,953
Inc. - Money Market
Portfolio

W&R Target Funds,     NA         NA         $ 70,744   $ 66,816
Inc. - Science &
Technology Portfolio

W&R Target Funds,     NA         NA         $103,994   $101,539
Inc. - Small Cap
Portfolio


The W&R Target Funds, Inc. - Value Portfolio was added to the variable account May 1, 2001. Therefore, no performance information is available.

**The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the cash values will show the investment performance such underlying mutual funds would have achieved (reduced by any applicable variable account and policy charges, and underlying mutual fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, the cash values may not be available for all of the periods shown.

The preceding cash value performance table shows the effect of the performance quoted on accumulated values and cash surrender values, based on a hypothetical annual premium of $10,000 for a 45 year-old male, non-tobacco preferred, with a level death benefit and an initial specified amount of $506,995.21. The cash surrender value figures reflect the deduction of all applicable policy charges, including a 0.60% asset charge, applicable cost of insurance charges, surrender charges, and an annual administrative charge (and the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds). See the "Policy Charges" section for more information about these charges. The cost of insurance charges may be higher or lower for purchasers who do not meet the profile of the hypothetical purchaser. Illustrations reflecting a potential purchaser's specific characteristics are available from Nationwide upon request.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 2000 and 1999, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP


January 26, 2001

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                     (in millions, except per share amounts)


                                                                                                   December 31,
                                                                                        ------------------------------------
                                                                                              2000               1999
============================================================================================================================
                                        ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                              $ 15,443.0          $ 15,294.0
    Equity securities                                                                           109.0                92.9
  Mortgage loans on real estate, net                                                          6,168.3             5,786.3
  Real estate, net                                                                              310.7               254.8
  Policy loans                                                                                  562.6               519.6
  Other long-term investments                                                                   101.8                73.8
  Short-term investments                                                                        442.6               416.0
----------------------------------------------------------------------------------------------------------------------------
                                                                                             23,138.0            22,437.4
----------------------------------------------------------------------------------------------------------------------------

Cash                                                                                             18.4                 4.8
Accrued investment income                                                                       251.4               238.6
Deferred policy acquisition costs                                                             2,865.6             2,554.1
Other assets                                                                                    396.7               305.9
Assets held in separate accounts                                                             65,897.2            67,135.1
----------------------------------------------------------------------------------------------------------------------------
                                                                                           $ 92,567.3          $ 92,675.9
============================================================================================================================

                         LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                          $ 22,183.6          $ 21,861.6
Short-term borrowings                                                                           118.7                 -
Other liabilities                                                                             1,164.9               914.2
Liabilities related to separate accounts                                                     65,897.2            67,135.1
----------------------------------------------------------------------------------------------------------------------------
                                                                                             89,364.4            89,910.9
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies (notes 9 and 14)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                                     3.8                 3.8
  Additional paid-in capital                                                                    646.1               766.1
  Retained earnings                                                                           2,436.3             2,011.0
  Accumulated other comprehensive income (loss)                                                 116.7               (15.9)
----------------------------------------------------------------------------------------------------------------------------
                                                                                              3,202.9             2,765.0
----------------------------------------------------------------------------------------------------------------------------
                                                                                           $ 92,567.3          $ 92,675.9
============================================================================================================================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                                  (in millions)


                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  2000            1999           1998
===========================================================================================================================
Revenues:
  Policy charges                                                               $ 1,091.4       $   895.5      $   698.9
  Life insurance premiums                                                          240.0           220.8          200.0
  Net investment income                                                          1,654.9         1,520.8        1,481.6
  Realized (losses) gains on investments                                           (19.4)          (11.6)          28.4
  Other                                                                             17.0            66.1           66.8
---------------------------------------------------------------------------------------------------------------------------
                                                                                 2,983.9         2,691.6        2,475.7
---------------------------------------------------------------------------------------------------------------------------

Benefits and expenses:
  Interest credited to policyholder account balances                             1,182.4         1,096.3        1,069.0
  Other benefits and claims                                                        241.6           210.4          175.8
  Policyholder dividends on participating policies                                  44.5            42.4           39.6
  Amortization of deferred policy acquisition costs                                352.1           272.6          214.5
  Interest expense on short-term borrowings                                          1.3             -              -
  Other operating expenses                                                         479.0           463.4          419.7
---------------------------------------------------------------------------------------------------------------------------
                                                                                 2,300.9         2,085.1        1,918.6
---------------------------------------------------------------------------------------------------------------------------

    Income before federal income tax expense                                       683.0           606.5          557.1
Federal income tax expense                                                         207.7           201.4          190.4
---------------------------------------------------------------------------------------------------------------------------

    Net income                                                                 $   475.3       $   405.1      $   366.7
===========================================================================================================================

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 2000, 1999 and 1998
                                  (in millions)


                                                                                          Accumulated
                                                           Additional                        other            Total
                                                Common       paid-in       Retained      comprehensive    shareholder's
                                                 stock       capital       earnings      income (loss)        equity
=========================================================================================================================
December 31, 1997                                $ 3.8       $ 914.7      $ 1,312.3         $ 247.1         $ 2,477.9

Comprehensive income:
    Net income                                     -             -            366.7             -               366.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                     -             -              -              28.5              28.5
                                                                                                          ---------------
  Total comprehensive income                                                                                    395.2
                                                                                                          ---------------
Dividend to shareholder                            -             -           (100.0)            -              (100.0)
-------------------------------------------------------------------------------------------------------------------------
December 31, 1998                                  3.8         914.7        1,579.0           275.6           2,773.1
=========================================================================================================================

Comprehensive income:
    Net income                                     -             -            405.1             -               405.1
    Net unrealized losses on securities
      available-for-sale arising during
      the year                                     -             -              -            (315.0)           (315.0)
                                                                                                          ---------------
  Total comprehensive income                                                                                     90.1
                                                                                                          ---------------
Capital contribution                               -            26.4           87.9            23.5             137.8
Return of capital to shareholder                   -          (175.0)           -               -              (175.0)
Dividends to shareholder                           -             -            (61.0)            -               (61.0)
-------------------------------------------------------------------------------------------------------------------------
December 31, 1999                                  3.8         766.1        2,011.0           (15.9)          2,765.0
=========================================================================================================================

Comprehensive income:
    Net income                                     -             -            475.3             -               475.3
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                     -             -              -             132.6             132.6
                                                                                                          ---------------
  Total comprehensive income                                                                                    607.9
                                                                                                          ---------------
Return of capital to shareholder                   -          (120.0)           -               -              (120.0)
Dividends to shareholder                           -             -           (50.0)             -               (50.0)
-------------------------------------------------------------------------------------------------------------------------
December 31, 2000                                $ 3.8       $ 646.1      $ 2,436.3         $ 116.7         $ 3,202.9
=========================================================================================================================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                                  (in millions)


                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                     2000           1999            1998
==============================================================================================================================
Cash flows from operating activities:
  Net income                                                                     $    475.3     $    405.1      $    366.7
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                            1,182.4        1,096.3         1,069.0
      Capitalization of deferred policy acquisition costs                            (778.9)        (637.0)         (584.2)
      Amortization of deferred policy acquisition costs                               352.1          272.6           214.5
      Amortization and depreciation                                                   (12.7)           2.4            (8.5)
      Realized losses (gains) on invested assets, net                                  19.4           11.6           (28.4)
      Increase in accrued investment income                                           (12.8)          (7.9)           (8.2)
     (Increase) decrease in other assets                                              (92.0)         122.9            16.4
      Decrease in policy liabilities                                                   (0.3)         (20.9)           (8.3)
      Increase (decrease) in other liabilities                                        229.3          149.7           (34.8)
      Other, net                                                                       22.3           (8.6)          (11.3)
------------------------------------------------------------------------------------------------------------------------------
        Net cash provided by operating activities                                   1,384.1        1,386.2           982.9
------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                           2,988.7        2,307.9         1,557.0
  Proceeds from sale of securities available-for-sale                                 602.0          513.1           610.5
  Proceeds from repayments of mortgage loans on real estate                           911.7          696.7           678.2
  Proceeds from sale of real estate                                                    18.7            5.7           103.8
  Proceeds from repayments of policy loans and sale of other invested assets           79.3           40.9            23.6
  Cost of securities available-for-sale acquired                                   (3,475.5)      (3,724.9)       (3,182.8)
  Cost of mortgage loans on real estate acquired                                   (1,318.0)        (971.4)         (829.1)
  Cost of real estate acquired                                                         (7.1)         (14.2)           (0.8)
  Short-term investments, net                                                         (26.6)         (27.5)           69.3
  Other, net                                                                         (182.3)        (110.9)          (88.4)
------------------------------------------------------------------------------------------------------------------------------
        Net cash used in investing activities                                        (409.1)      (1,284.6)       (1,058.7)
------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Capital returned to shareholder                                                    (120.0)        (175.0)            -
  Net proceeds from issuance of short-term borrowings (commercial paper)              118.7            -               -
  Cash dividends paid                                                                (100.0)         (13.5)         (100.0)
  Increase in investment product and universal life insurance
    product account balances                                                        4,517.0        3,799.4         2,682.1
  Decrease in investment product and universal life insurance
    product account balances                                                       (5,377.1)      (3,711.1)       (2,678.5)
------------------------------------------------------------------------------------------------------------------------------
        Net cash used in financing activities                                        (961.4)        (100.2)          (96.4)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                        13.6            1.4          (172.2)

Cash, beginning of year                                                                 4.8            3.4           175.6
------------------------------------------------------------------------------------------------------------------------------
Cash, end of year                                                                $     18.4     $      4.8      $      3.4
==============================================================================================================================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 2000, 1999 and 1998


(1)      ORGANIZATION AND DESCRIPTION OF BUSINESS

         Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) is a leading provider of long-term savings and retirement products in the United States and is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). The Company develops and sells a diverse range of products including individual annuities, private and public sector pension plans and other investment products sold to institutions and life insurance. NLIC markets its products through a broad network of distribution channels, including independent broker/dealers, national and regional brokerage firms, financial institutions, pension plan administrators, life insurance specialists, Nationwide Retirement Solutions and Nationwide agents.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., and Nationwide Investment Services Corporation.


(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments, the liability for future policy benefits and claims and federal income taxes. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  CONSOLIDATION POLICY

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (b)  VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. The Company classifies fixed maturity and equity securities as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (c)  REVENUES AND BENEFITS

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

         (d)  DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b). For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

         (e)  SEPARATE ACCOUNTS

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $1.12 billion and $915.4 million of separate account assets at December 31, 2000 and 1999, respectively, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  FUTURE POLICY BENEFITS

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued.

         (g)  PARTICIPATING BUSINESS

              Participating business represents approximately 21% in 2000 (29% in 1999 and 40% in 1998) of the Company's life insurance in force, 66% in 2000 (69% in 1999 and 74% in 1998) of the number of life insurance policies in force, and 8% in 2000 (13% in 1999 and 14% in 1998) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  FEDERAL INCOME TAX

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of NFS. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  REINSURANCE CEDED

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (j)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

              In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS
              133). SFAS 133, as amended by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, is effective for the Company as of January 1, 2001.

              SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

              As of January 1, 2001, the Company had $755.4 million notional amount of freestanding derivatives with a market value of ($7.0) million. All other derivatives qualified for hedge accounting under SFAS 133. Adoption of SFAS 133 will result in the Company recording a net transition adjustment loss of $4.8 million (net of related income tax of $2.6 million) in net income. In addition, a net transition adjustment loss of $3.6 million (net of related income tax of $2.0 million) will be recorded in accumulated other comprehensive income at January 1, 2001. The adoption of SFAS 133 will result in the Company derecognizing $17.0 million of deferred assets related to hedges, recognizing $10.9 million of additional derivative instrument liabilities and $1.3 million of additional firm commitment assets, while also decreasing hedged future policy benefits by $3.0 million and increasing the carrying amount of hedged investments by $10.6 million. Further, the adoption of SFAS 133 will result in the Company reporting total derivative instrument assets and liabilities of $44.8 million and $107.1 million, respectively.

              Also, the Company expects that the adoption of SFAS 133 will increase the volatility of reported earnings and other comprehensive income. The amount of volatility will vary with the level of derivative and hedging activities and fluctuations in market interest rates and foreign currency exchange rates during any period.

         (k)  RECLASSIFICATION
              Certain items in the 1999 and 1998 consolidated financial statements have been reclassified to conform to the 2000 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

             Notes to Consolidated Financial Statements, Continued



(3)      INVESTMENTS

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 2000 and 1999 were:

                                                                                          Gross         Gross
                                                                         Amortized      unrealized    unrealized     Estimated
         (in millions)                                                      cost          gains         losses       fair value
         =========================================================================================================================
         December 31, 2000
         Fixed maturity securities:
             U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies                       $    277.5      $  33.4       $   0.1       $    310.8
             Obligations of states and political subdivisions                    8.6          0.2           -                8.8
             Debt securities issued by foreign governments                      94.1          1.5           0.1             95.5
             Corporate securities                                            9,758.3        235.0         135.1          9,858.2
             Mortgage-backed securities - U.S. Government backed             2,719.1         46.1           3.8          2,761.4
             Asset-backed securities                                         2,388.2         36.3          16.2          2,408.3
         -------------------------------------------------------------------------------------------------------------------------
                 Total fixed maturity securities                            15,245.8        352.5         155.3         15,443.0
           Equity securities                                                   103.5          9.5           4.0            109.0
         -------------------------------------------------------------------------------------------------------------------------
                                                                          $ 15,349.3      $ 362.0       $ 159.3       $ 15,552.0
         =========================================================================================================================

         December 31, 1999
         Fixed maturity securities:
             U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies                     $      428.4     $   23.4     $     2.4     $      449.4
             Obligations of states and political subdivisions                    0.8          -             -                0.8
             Debt securities issued by foreign governments                     110.6          0.6           0.8            110.4
             Corporate securities                                            9,390.4        110.3         179.9          9,320.8
             Mortgage-backed securities - U.S. Government backed             3,423.1         25.8          30.3          3,418.6
             Asset-backed securities                                         2,024.0          8.6          38.6          1,994.0
         -------------------------------------------------------------------------------------------------------------------------
                 Total fixed maturity securities                            15,377.3        168.7         252.0         15,294.0
           Equity securities                                                    84.9         12.4           4.4             92.9
         -------------------------------------------------------------------------------------------------------------------------
                                                                          $ 15,462.2      $ 181.1       $ 256.4       $ 15,386.9
         =========================================================================================================================

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2000, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



                                                                                Amortized            Estimated
         (in millions)                                                             cost             fair value
         ===========================================================================================================
         Fixed maturity securities available for sale:
          Due in one year or less                                               $  1,288.7         $  1,287.0
          Due after one year through five years                                    4,577.9            4,572.4
          Due after five years through ten years                                   3,071.3            3,136.6
          Due after ten years                                                      1,200.6            1,277.3
         -----------------------------------------------------------------------------------------------------------
                                                                                  10,138.5           10,273.3
           Mortgage-backed securities                                              2,719.1            2,761.4
           Asset-backed securities                                                 2,388.2            2,408.3
         -----------------------------------------------------------------------------------------------------------
                                                                                $ 15,245.8         $ 15,443.0
         ===========================================================================================================

         The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of each December 31:

         (in millions)
                                                                                      2000           1999
         ===========================================================================================================

          Gross unrealized gains (losses)                                       $    202.7      $    (75.3)
          Adjustment to deferred policy acquisition costs                            (23.2)           50.9
          Deferred federal income tax                                                (62.8)            8.5
         -----------------------------------------------------------------------------------------------------------
                                                                                $    116.7      $    (15.9)
         ===========================================================================================================

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale for the years ended December 31:

         (in millions)                                                      2000            1999             1998
         ===========================================================================================================
         Securities available-for-sale:
           Fixed maturity securities                                       $ 280.5        $ (607.1)         $ 52.6
           Equity securities                                                  (2.5)           (8.8)            4.2
         -----------------------------------------------------------------------------------------------------------
                                                                           $ 278.0        $ (615.9)         $ 56.8
         ===========================================================================================================

         Proceeds from the sale of securities available-for-sale during 2000, 1999 and 1998 were $602.0 million, $513.1 million and $610.5 million, respectively. During 2000, gross gains of $12.1 million ($10.4 million and $9.0 million in 1999 and 1998, respectively) and gross losses of $25.6 million ($28.0 million and $7.6 million in 1999 and 1998, respectively) were realized on those sales.

         The Company had $13.0 million and $15.6 million of real estate investments at December 31, 2000 and 1999, respectively, that were non-income producing the preceding twelve months.

         Real estate is presented at cost less accumulated depreciation of $25.7 million as of December 31, 2000 ($24.8 million as of December 31, 1999) and valuation allowances of $5.2 million as of December 31, 2000 ($5.5 million as of December 31, 1999).

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The recorded investment of mortgage loans on real estate considered to be impaired was $9.8 million as of December 31, 2000 ($3.7 million as of December 31, 1999), which includes $5.3 million (none as of December 31, 1999) of impaired mortgage loans on real estate for which the related valuation allowance was $1.6 million (none as of December 31, 1999) and $4.5 million ($3.7 million as of December 31, 1999) of impaired mortgage loans on real estate for which there was no valuation allowance. During 2000, the average recorded investment in impaired mortgage loans on real estate was $7.7 million ($3.7 million in 1999) and interest income recognized on those loans totaled $0.4 million in 2000 (none in 1999) which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Allowance, beginning of year                                   $  44.4          $ 42.4          $ 42.5
           Additions (reductions) charged to operations                     4.1             0.7            (0.1)
           Direct write-downs charged against the allowance                (3.2)            --              --
           Allowance on acquired mortgage loans                              --             1.3             --
         -----------------------------------------------------------------------------------------------------------
              Allowance, end of year                                    $  45.3          $ 44.4          $ 42.4
         ===========================================================================================================

         An analysis of investment income by investment type follows for the years ended December 31:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Gross investment income:
           Securities available-for-sale:
             Fixed maturity securities                                 $ 1,095.5       $ 1,031.3      $    982.5
             Equity securities                                               2.6             2.5             0.8
           Mortgage loans on real estate                                   494.5           460.4           458.9
           Real estate                                                      32.2            28.8            40.4
           Short-term investments                                           27.0            18.6            17.8
           Other                                                            53.2            26.5            30.7
         -----------------------------------------------------------------------------------------------------------
               Total investment income                                   1,705.0         1,568.1         1,531.1
         Less investment expenses                                           50.1            47.3            49.5
         -----------------------------------------------------------------------------------------------------------
               Net investment income                                   $ 1,654.9       $ 1,520.8       $ 1,481.6
         ===========================================================================================================

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================

         Securities available-for-sale:
           Fixed maturity securities                                     $ (18.2)        $ (25.0)        $  (0.7)
           Equity securities                                                 4.7             7.4             2.1
         Mortgage loans on real estate                                      (4.2)           (0.6)            3.9
         Real estate and other                                              (1.7)            6.6            23.1
         -----------------------------------------------------------------------------------------------------------
                                                                         $ (19.4)        $ (11.6)         $ 28.4
         ===========================================================================================================

         Fixed maturity securities with an amortized cost of $12.8 million and $9.1 million were on deposit with various regulatory agencies as required by law as of December 31, 2000 and 1999, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(4)      SHORT-TERM BORROWINGS

         NLIC established a $300 million commercial paper program in October 2000. Borrowings under the commercial paper program are unsecured and are issued for terms of 364 days or less. As of December 31, 2000 the Company had $118.7 million of commercial paper outstanding at an average effective rate of 6.48%. See also note 13.

(5)      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses derivative financial instruments, principally interest rate swaps, interest rate futures contracts and foreign currency swaps, to manage market risk exposures associated with changes in interest rates and foreign currency exchange rates. Provided they meet specific criteria, interest rate and foreign currency swaps and futures are considered hedges and are accounted for under the accrual method and deferral method, respectively. The Company has no significant derivative positions that are not considered hedges. See note 2 (j) regarding accounting for derivatives under SFAS 133 effective January 1, 2001.

         Interest rate swaps are primarily used to convert specific investment securities and interest bearing policy liabilities from a fixed-rate to a floating-rate basis. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. Currently, changes in fair value of the interest rate swap agreements are not recognized on the balance sheet, except for interest rate swaps designated as hedges of fixed maturity securities available-for-sale and cross currency swaps hedging foreign denominated debt instruments, for which changes in fair values are reported in accumulated other comprehensive income.

         Interest rate futures contracts are primarily used to hedge the risk of adverse interest rate changes related to the Company's mortgage loan commitments and anticipated purchases of fixed rate investments. Gains and losses are deferred and, at the time of closing, reflected as an adjustment to the carrying value of the related mortgage loans or investments. The carrying value adjustments are amortized into net investment income over the life of the related mortgage loans or investments.

         Foreign currency swaps are used to convert cash flows from specific policy liabilities and investments denominated in foreign currencies into U.S. dollars at specified exchange rates. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. Gains and losses on foreign currency swaps are recorded in earnings based on the related spot foreign exchange rate at the end of the reporting period. Gains and losses on these contracts offset those recorded as a result of translating the hedged foreign currency denominated liabilities and investments to U.S. dollars.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The notional amount of derivative financial instruments outstanding as of December 31, 2000 and 1999 were as follows:


         (in millions )                                                                   2000            1999
         ===========================================================================================================
          Interest rate swaps
            Pay fixed/receive variable rate swaps hedging investments                  $    934.8       $  362.7
            Pay variable/receive fixed rate swaps hedging investments                        98.8           28.5
            Pay variable/receive variable rate swaps hedging investments                    184.0            9.0
            Other contracts hedging investments                                              20.4           10.1
            Pay variable/receive fixed rate swaps hedging liabilities                       965.3          577.2
            Pay variable/receive variable rate swaps hedging liabilities                    546.9           --

         Foreign currency swaps
             Hedging foreign currency denominated investments                          $     30.5       $   14.8
             Hedging foreign currency denominated liabilities                             1,542.2          577.2

         Interest rate futures contracts                                               $  5,659.8       $  781.6
         -----------------------------------------------------------------------------------------------------------



(6)      FEDERAL INCOME TAX

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 2000 and 1999 were as follows:

         (in millions)                                                                    2000            1999
         ===========================================================================================================

         Deferred tax assets:
           Fixed maturity securities                                                   $   --           $    5.3
           Future policy benefits                                                          34.7            149.5
           Liabilities in separate accounts                                               462.7            373.6
           Mortgage loans on real estate and real estate                                   18.8             18.5
           Other assets and other liabilities                                              40.3             51.1
         -----------------------------------------------------------------------------------------------------------
             Total gross deferred tax assets                                              556.5            598.0
           Valuation allowance                                                             (7.0)            (7.0)
         -----------------------------------------------------------------------------------------------------------
             Net deferred tax assets                                                      549.5            591.0
         -----------------------------------------------------------------------------------------------------------

         Deferred tax liabilities:
           Fixed maturity securities                                                       98.8             --
           Equity securities and other long-term investments                                6.4             10.8
           Deferred policy acquisition costs                                              783.7            724.4
           Deferred tax on realized investment gains                                       29.0             34.7
           Other                                                                           38.1             26.5
         -----------------------------------------------------------------------------------------------------------
             Total gross deferred tax liabilities                                         956.0            796.4
         -----------------------------------------------------------------------------------------------------------
             Net deferred tax liability                                                $  406.5         $  205.4
         ===========================================================================================================

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged for the years ended December 31, 2000, 1999 and 1998.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The Company's current federal income tax liability was $108.9 million and $104.7 million as of December 31, 2000 and 1999, respectively.

         Federal income tax expense for the years ended December 31 was as follows:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Currently payable                                              $   78.0        $   53.6         $ 186.1
         Deferred tax expense                                              129.7           147.8             4.3
         -----------------------------------------------------------------------------------------------------------
                                                                         $ 207.7         $ 201.4         $ 190.4
         ===========================================================================================================

         Total federal income tax expense for the years ended December 31, 2000, 1999 and 1998 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                           2000                     1999                     1998
                                                   ----------------------   ----------------------   ----------------------
         (in millions)                                Amount        %          Amount        %          Amount        %
         ==================================================================================================================
         Computed (expected) tax expense               $239.1      35.0         $212.3      35.0         $195.0      35.0
         Tax exempt interest and dividends
           received deduction                           (24.7)     (3.6)          (7.3)     (1.2)          (4.9)     (0.9)
         Income tax credits                              (8.0)     (1.2)          (4.3)     (0.7)           -         -
         Other, net                                       1.3       0.2            0.7       0.1            0.3       0.1
         ------------------------------------------------------------------------------------------------------------------
             Total (effective rate of each year)       $207.7      30.4         $201.4      33.2         $190.4      34.2
         ==================================================================================================================

         Total federal income tax paid was $74.6 million, $29.8 million and $173.4 million during the years ended December 31, 2000, 1999 and 1998, respectively.

(7)      COMPREHENSIVE INCOME

         Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts for the years ended December 31, 2000, 1999 and 1998 were as follows:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Unrealized gains (losses) on securities available-for-sale arising during the period:
            Gross                                                        $ 264.5        $ (665.3)         $ 58.2
            Adjustment to deferred policy acquisition costs                (74.0)          167.5           (12.9)
            Related federal income tax (expense) benefit                   (66.7)          171.4           (15.9)
         -----------------------------------------------------------------------------------------------------------
               Net                                                         123.8          (326.4)           29.4
         -----------------------------------------------------------------------------------------------------------

         Reclassification adjustment for net (gains) losses on securities available-for-sale realized during the period:
            Gross                                                           13.5            17.6            (1.4)
            Related federal income tax expense (benefit)                    (4.7)           (6.2)            0.5
         -----------------------------------------------------------------------------------------------------------
               Net                                                           8.8            11.4            (0.9)
         -----------------------------------------------------------------------------------------------------------
         Total Other Comprehensive Income (Loss)                         $ 132.6        $ (315.0)         $ 28.5
         ===========================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(8)      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The Company in estimating its fair value disclosures used the following methods and assumptions:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for fixed maturity and equity securities exclude the fair value of derivatives contracts designated as hedges of fixed maturity and equity securities.

              MORTGAGE LOANS ON REAL ESTATE, NET: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for impaired mortgage loans is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              SHORT-TERM BORROWINGS: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 9.

              FUTURES CONTRACTS: The fair value for futures contracts is based on quoted market prices.

              INTEREST RATE AND FOREIGN CURRENCY SWAPS: The fair value for interest rate and foreign currency swaps are calculated with pricing models using current rate assumptions.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                    2000                             1999
                                                       -------------------------------  -------------------------------
                                                          Carrying       Estimated         Carrying       Estimated
         (in millions)                                     amount        fair value         amount        fair value
         ==============================================================================================================
         Assets:
           Investments:
             Securities available-for-sale:
               Fixed maturity securities                 $ 15,451.3      $ 15,451.3       $ 15,289.7      $ 15,289.7
               Equity securities                              109.0           109.0             92.9            92.9
             Mortgage loans on real estate, net             6,168.3         6,327.8          5,786.3         5,745.5
             Policy loans                                     562.6           562.6            519.6           519.6
             Short-term investments                           442.6           442.6            416.0           416.0
           Cash                                                18.4            18.4              4.8             4.8
           Assets held in separate accounts                65,897.2        65,897.2         67,135.1        67,135.1

         Liabilities:
           Investment contracts                           (16,815.3)      (15,979.8)       (16,977.7)      (16,428.6)
           Policy reserves on life insurance contracts     (5,368.4)       (5,128.5)        (4,883.9)       (4,607.9)
           Short-term borrowings                             (118.7)         (118.7)             --              --
           Liabilities related to separate accounts       (65,897.2)      (64,237.6)       (67,135.1)      (66,318.7)

         Derivative financial instruments:
           Interest rate swaps hedging assets                  (8.3)           (8.3)             4.3             4.3
           Interest rate swaps hedging liabilities            (26.2)          (32.2)           (11.5)          (24.2)
           Foreign currency swaps                             (24.3)          (30.9)           (11.8)          (11.8)
           Futures contracts                                  (16.0)          (16.0)             1.3             1.3
         --------------------------------------------------------------------------------------------------------------

(9)      RISK DISCLOSURES

              The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans and derivative financial instruments. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $360.6 million extending into 2001 were outstanding as of December 31, 2000. The Company also had $55.6 million of commitments to purchase fixed maturity securities outstanding as of December 31, 2000.

         Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to NLIC, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. As of December 31, 2000, NLIC's credit risk from these derivative financial instruments was $44.8 million.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 22% (23% in 1999) in any geographic area and no more than 1% (2% in 1999) with any one borrower as of December 31, 2000. As of December 31, 2000, 36% (39% in 1999) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         REINSURANCE: The Company has entered into reinsurance contracts to cede a portion of its individual annuity business to The Franklin Life Insurance Company (Franklin) and beginning in 2000 with Security Benefit Life Insurance Company (SBL). Total recoveries due from Franklin were $97.7 million and $143.6 million as of December 31, 2000 and 1999, respectively, while amounts due from SBL totaled $45.4 million at December 31, 2000. The contracts are immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin and SBL have each established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% and 100% of the reinsured reserves for Franklin and SBL, respectively.

(10)     PENSION PLAN AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service and who have met certain age requirements. Plan contributions are invested in a group annuity contract of NLIC. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Pension cost (benefit) charged to operations by the Company during the years ended December 31, 2000, 1999 and 1998 were $1.9 million, $(8.3) million and $2.0 million, respectively. The Company has recorded a prepaid pension asset of $13.6 million and $13.3 million as of December 31, 2000 and 1999, respectively.

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 2000 and 1999 was $51.0 million and $49.6 million, respectively and the net periodic postretirement benefit cost (NPPBC) for 2000, 1999 and 1998 was $3.8 million, $4.9 million and $4.1 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 2000 and 1999 follows:

                                                                        Pension Benefits          Postretirement Benefits
                                                                   ----------------------------  ---------------------------
         (in millions)                                                   2000         1999            2000          1999
         ===================================================================================================================
         Change in benefit obligation:
         Benefit obligation at beginning of year                     $ 1,811.4     $ 2,185.0      $    239.8    $    270.1
         Service cost                                                     81.4          80.0            12.2          14.2
         Interest cost                                                   125.3         109.9            18.7          17.6
         Actuarial loss (gain)                                            34.8         (95.0)           16.1         (64.4)
         Plan settlement                                                   --         (396.1)            --           --
         Benefits paid                                                   (71.2)        (72.4)          (10.4)        (11.0)
         Acquired companies                                                --            --              --           13.3
         -------------------------------------------------------------------------------------------------------------------
         Benefit obligation at end of year                             1,981.7       1,811.4           276.4         239.8
         -------------------------------------------------------------------------------------------------------------------

         Change in plan assets:
         Fair value of plan assets at beginning of year                2,247.6       2,541.9            91.3          77.9
         Actual return on plan assets                                    140.9         161.8            12.2           3.5
         Employer contribution                                             --           12.4            26.3          20.9
         Plan curtailment in 2000/settlement in 1999                      19.8        (396.1)            --            --
         Benefits paid                                                   (71.2)        (72.4)          (10.4)        (11.0)
         -------------------------------------------------------------------------------------------------------------------
         Fair value of plan assets at end of year                      2,337.1       2,247.6           119.4          91.3
         -------------------------------------------------------------------------------------------------------------------

         Funded status                                                   355.4         436.2          (157.0)       (148.5)
         Unrecognized prior service cost                                  25.0          28.2             --            --
         Unrecognized net gains                                         (311.7)       (402.0)          (34.1)        (46.7)
         Unrecognized net (asset) obligation at transition                (6.4)         (7.7)            1.0           1.1
         -------------------------------------------------------------------------------------------------------------------
         Prepaid (accrued) benefit cost                              $    62.3     $    54.7      $   (190.1)   $   (194.1)
         ===================================================================================================================

         Assumptions used in calculating the funded status of the pension plan and postretirement life and health care benefit plan were as follows:

                                                                       Pension Benefits          Postretirement Benefits
                                                                  ---------------------------   ---------------------------
                                                                      2000          1999            2000          1999
        ===================================================================================================================

        Weighted average discount rate                               6.75%         7.00%             7.50%         7.80%
        Rate of increase in future compensation levels               5.00%         5.25%              --            --
        Assumed health care cost trend rate:
              Initial rate                                             --            --             15.00%        15.00%
              Ultimate rate                                            --            --              5.50%        5.50%
              Uniform declining period                                 --            --             5 Years       5 Years
        -------------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The components of net periodic pension cost for the pension plan as a whole for the years ended December 31, 2000, 1999 and 1998 were as follows:

         (in millions)                                                  2000            1999            1998
         =========================================================================================================

         Service cost (benefits earned during the period)              $    81.4        $   80.0        $   87.6
         Interest cost on projected benefit obligation                     125.3           109.9           123.4
         Expected return on plan assets                                   (184.5)         (160.3)         (159.0)
         Recognized gains                                                  (11.8)           (9.1)           (3.8)
         Amortization of prior service cost                                  3.2             3.2             3.2
         Amortization of unrecognized transition obligation (asset)         (1.3)           (1.4)            4.2
         ---------------------------------------------------------------------------------------------------------
                                                                       $    12.3        $   22.3        $   55.6
         =========================================================================================================

         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with Nationwide and employees of WSC ended participation in the plan resulting in a curtailment gain of $67.1 million. During 1999, the Plan transferred assets to settle its obligation related to WSC employees, resulting in a gain of $32.9 million. The spin-off of liabilities and assets was completed in the year 2000, resulting in an adjustment to the curtailment gain of $19.8 million.

         Assumptions used in calculating the net periodic pension cost for the pension plan were as follows:

                                                                                    2000          1999          1998
         ================================================================================================================

         Weighted average discount rate                                             7.00%         6.08%         6.00%
         Rate of increase in future compensation levels                             5.25%         4.33%         4.25%
         Expected long-term rate of return on plan assets                           8.25%         7.33%         7.25%
         ----------------------------------------------------------------------------------------------------------------

         The components of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 2000,
         1999 and 1998 were as follows:


         (in millions)                                                              2000          1999          1998
         ================================================================================================================
         Service cost (benefits attributed to employee service during the year)     $ 12.2        $ 14.2       $   9.8
         Interest cost on accumulated postretirement benefit obligation               18.7          17.6          15.4
         Expected return on plan assets                                               (7.9)         (4.8)         (4.4)
         Amortization of unrecognized transition obligation of affiliates              0.6           0.6           0.2
         Net amortization and deferral                                                (1.3)         (0.5)          0.6
         ----------------------------------------------------------------------------------------------------------------
                                                                                    $ 22.3        $ 27.1        $ 21.6
         ================================================================================================================


         Actuarial assumptions used for the measurement of the NPPBC for the postretirement benefit plan for 2000, 1999 and 1998 were as follows:

                                                                                    2000          1999          1998
         ================================================================================================================

         Discount rate                                                              7.80%         6.65%         6.70%
         Long-term rate of return on plan assets, net of tax in 1999 and 1998       8.30%         7.15%         5.83%
         Assumed health care cost trend rate:
            Initial rate                                                           15.00%        15.00%        12.00%
            Ultimate rate                                                           5.50%         5.50%         6.00%
            Uniform declining period                                               5 Years       5 Years      12 Years
         ----------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Because current plan costs are very close to the employer dollar caps, the health care cost trend has an immaterial effect on plan obligations for the postretirement benefit plan as a whole. For this reason, the effect of a one percentage point increase or decrease in the assumed health care cost trend rate on the APBO as of December 31, 2000 and on the NPPBC for the year ended December 31, 2000 was not calculated.

(11) SHAREHOLDER'S EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

         The statutory capital and surplus of NLIC as of December 31, 2000, 1999 and 1998 was $1.28 billion, $1.35 billion and $1.32 billion, respectively. The statutory net income of NLIC for the years ended December 31, 2000, 1999 and 1998 was $158.7 million, $276.2 million and $171.0 million, respectively.

         The NAIC completed a project to codify statutory accounting principles (Codification), which is effective January 1, 2001 for NLIC and its insurance company subsidiary. The resulting change to NLIC's January 1, 2001 surplus was an increase of approximately $80.0 million. The significant change for NLIC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 2000 no dividends could be paid by NLIC without prior approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholders.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(12)     TRANSACTIONS WITH AFFILIATES

         During second quarter 1999, the Company entered into a modified coinsurance arrangement to reinsure the 1999 operating results of an affiliated company, Employers Life Insurance Company of Wausau (ELOW) retroactive to January 1, 1999. In September 1999, NFS acquired ELOW for $120.8 million and immediately merged ELOW into NLIC terminating the modified coinsurance arrangement. Because ELOW was an affiliate, the Company accounted for the merger similar to poolings-of-interests; however, prior period financial statements were not restated due to immateriality. The reinsurance and merger combined contributed $1.46 million to net income in 1999.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The Company has a reinsurance agreement with NMIC whereby all of the Company's accident and health business is ceded to NMIC on a modified coinsurance basis. The agreement covers individual accident and health business for all periods presented and group and franchise accident and health business since July 1, 1999. Either party may terminate the agreement on January 1 of any year with prior notice. Prior to July 1, 1999 group and franchise accident and health business and a block of group life insurance policies were ceded to ELOW under a modified coinsurance agreement. Under a modified coinsurance agreement, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC and ELOW for the years ended December 31, 2000, 1999 and 1998 were $170.1 million, $193.0 million, and $216.9 million, respectively, while benefits, claims and expenses ceded were $168.0 million, $197.3 million and $259.3 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by such agreement are subject to allocation among NMIC and such subsidiaries. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, beginning in 1999 Nationwide Services Company, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2000, 1999 and 1998, the Company made payments to NMIC and Nationwide Services Company totaling $150.3 million, $124.1 million, and $95.0 million, respectively. The Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 2000, 1999 and 1998, the Company made lease payments to NMIC and its subsidiaries of $14.1 million, $9.9 million and $8.0 million, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or after a stated period, the seller will repurchase the securities at the original sales price plus a price differential. Transactions under the agreements during 2000, 1999 and 1998 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $321.1 million and $411.7 million as of December 31, 2000 and 1999, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 2000 were $65.0 million, $79.7 million and $74.9 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(13)     BANK LINES OF CREDIT

         Also available as a source of funds to the Company is a $1 billion revolving credit facility entered into by NFS, NLIC and NMIC. The facility is comprised of a five year $700 million agreement and a 364 day $300 million agreement with a group of national financial institutions. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility provides covenants, including, but not limited to, requirements that NLIC maintain statutory surplus in excess of $935 million. The Company had no amounts outstanding under this agreement as of December 31, 2000. Of the total facility, $300 million is designated to back NLIC's $300 million commercial paper program. Therefore, borrowing capacity under this facility would be reduced by the amount of any commercial paper outstanding.

(14)     CONTINGENCIES

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

(15)     SEGMENT INFORMATION

         The Company has redefined its business segments in order to align this disclosure with the way management currently views its core operations. This updated view better reflects the different economics of the Company's various businesses and also aligns well with the current market focus. As a result, the Company now reports three product segments: Individual Annuity, Institutional Products and Life Insurance. In addition, the Company reports certain other revenues and expenses in a Corporate segment. All 1999 and 1998 amounts have been restated to reflect the new business segments.

         The Individual Annuity segment consists of both variable and fixed annuity contracts. Individual annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for a prescribed period. The Company's individual annuity products consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities.

         The Institutional Products segment is comprised of the Company's group pension and payroll deduction business, both public and private sectors, and medium-term note program. The public sector includes the 457 business in the form of fixed and variable annuities. The private sector includes the 401(k) business generated through fixed and variable annuities.

         The Life Insurance segment consists of insurance products, including universal life insurance, corporate-owned life insurance and bank-owned life insurance products, which provide a death benefit and also allow the customer to build cash value on a tax-advantaged basis.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         In addition to the product segments, the Company reports a Corporate segment. The Corporate segment includes net investment income not allocated to the three product segments, certain revenues and expenses of the Company's investment advisory and broker/dealer subsidiary, unallocated expenses and interest expense on short-term borrowings. In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments in the Corporate segment.

         The following table summarizes the financial results of the Company's business segments for the years ended December 31, 2000, 1999 and 1998.

                                                          Individual    Institutional      Life
         (in millions)                                      Annuity       Products       Insurance   Corporate     Total
         ===================================================================================================================
         2000:
         Net investment income                            $   483.2     $   827.4     $   289.2    $    55.1     $ 1,654.9
         Other operating revenue                              625.9         251.6         453.9         17.0       1,348.4
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)                      1,109.1       1,079.0         743.1         72.1       3,003.3
         -------------------------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                                  396.4         628.8         157.2         --         1,182.4
         Amortization of deferred policy
            acquisition costs                                 238.7          49.2          64.2         --           352.1
         Interest expense on short-term
            borrowings                                         --            --            --            1.3           1.3
         Other benefits and expenses                          192.3         170.3         368.8         33.7         765.1
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                                    827.4         848.3         590.2         35.0       2,300.9
         -------------------------------------------------------------------------------------------------------------------
         Operating income before
            federal income tax                                281.7         230.7         152.9         37.1         702.4
         Realized losses on investments                        --            --            --          (19.4)        (19.4)
         -------------------------------------------------------------------------------------------------------------------
         Income before
            federal income tax                            $   281.7     $   230.7     $   152.9    $    17.7     $   683.0
         ===================================================================================================================

         Assets as of year end                            $45,422.5     $37,217.3     $ 8,103.3    $ 1,824.2     $92,567.3
         -------------------------------------------------------------------------------------------------------------------

         1999:
         Net investment income                            $   458.9     $   771.2     $   253.1    $    37.6     $ 1,520.8
         Other operating revenue                              511.4         211.9         393.0         66.1       1,182.4
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)                        970.3         983.1         646.1        103.7       2,703.2
         -------------------------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                                  384.9         580.9         130.5         --         1,096.3
         Amortization of deferred policy
            acquisition costs                                 170.9          41.6          60.1         --           272.6
         Other benefits and expenses                          155.3         142.8         334.7         83.4         716.2
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                                    711.1         765.3         525.3         83.4       2,085.1
         -------------------------------------------------------------------------------------------------------------------
         Operating income before
            federal income tax                                259.2         217.8         120.8         20.3         618.1
         Realized losses on investments                        --            --            --          (11.6)        (11.6)
         -------------------------------------------------------------------------------------------------------------------
         Income before
            federal income tax                            $   259.2     $   217.8     $   120.8    $     8.7     $   606.5
         ===================================================================================================================

         Assets as of year end                            $45,667.8     $39,045.1     $ 6,616.7    $ 1,346.3     $92,675.9
         -------------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


                                                            Individual    Institutional     Life
         (in millions)                                        Annuity        Products     Insurance   Corporate     Total
         ===================================================================================================================
         1998:
         Net investment income                              $   431.7     $   784.7     $   225.6    $    39.6    $ 1,481.6
         Other operating revenue                                412.6         167.8         318.5         66.8        965.7
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)                          844.3         952.5         544.1        106.4      2,447.3
         -------------------------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                                    357.9         595.7         115.4         --        1,069.0
         Amortization of deferred policy
            acquisition costs                                   129.2          38.9          46.4         --          214.5
         Other benefits and expenses                            125.7         137.5         293.5         78.4        635.1
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                                      612.8         772.1         455.3         78.4      1,918.6
         -------------------------------------------------------------------------------------------------------------------
         Operating income before federal
             income tax                                         231.5         180.4          88.8         28.0        528.7
         Realized gains on investments                           --            --            --           28.4         28.4
         -------------------------------------------------------------------------------------------------------------------
         Income before
            federal income tax                              $   231.5     $   180.4     $    88.8    $    56.4    $   557.1
         ===================================================================================================================

         Assets as of year end                              $36,641.8     $30,618.4     $ 5,187.6    $ 1,894.3    $74,342.1
         -------------------------------------------------------------------------------------------------------------------

         ----------
         1     Excludes net realized gains and losses on investments.

         The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.